Delaware Life NY Variable

Account D

Financial Statements as of and for the Year Ended December 31, 2022 and Report of Independent Auditors

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

Index

December 31, 2022

Page(s)
Report of Independent Auditors	1-3

Financial Statements

Statements of Assets and Liabilities	4-7

Statements of Operations	8-29

Statements of Changes in Net Assets	30-63

Notes to the Financial Statements	64-83

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company of New York and the Contract Owners of Delaware Life NY Variable Account D:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts listed in the Appendix that comprise the Delaware Life NY Variable Account D (the Sub-Accounts), as of December 31, 2022, the related statements of operations and changes in net assets for the periods indicated in the Appendix, and the related notes including the financial highlights in note 9 for each of the years or periods in the two-year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2022, the results of their operations and changes in their net assets for the periods indicated in the Appendix, and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years or periods ended on or prior to December 31, 2020 were audited by other independent registered public accountants whose report, dated April 28, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent of the underlying mutual funds; when replies were not received from the transfer agent, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of Delaware Life Insurance Company’s separate accounts since 2021.

Boston, Massachusetts

April 26, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Appendix

AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)

Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54) (1)

American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302) (1)

BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18) (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60) (1)

LVIP Delaware SMID Cap Core Fund - Standard Class Sub-Account (D37) (1)

DWS Small Cap Index VIP Class B Sub-Account (D55) (1)

DWS Small Mid Cap Value VIP Class A Sub-Account (S61) (1)

BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18) (1)

Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7) (1)

Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24) (1)

Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29) (1)

Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21) (1)

Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26) (1)

Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7) (1)

Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41) (1)

Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8) (1)

Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23) (1)

First Eagle Overseas Variable Fund Sub-Account (FE3) (1)

Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20) (1)

Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54) (1)

Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53) (1)

Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28) (1)

Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32) (1)

Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31) (1)

Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1) (1)

Invesco V.I. EQV International Equity Fund Series I Sub-Account (A21) (1) (2)

M Capital Appreciation Fund Sub-Account (MB0) (1)

M International Equity Fund Sub-Account (MB1) (1)

M Large Cap Growth Value Fund Sub-Account (MB5) (1)

M Large Cap Value Fund Sub-Account (MA9) (1)

MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8) (1)

MFS VIT Total Return Series Service Class Sub-Account (M35) (1)

MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)

MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1) (1)

MFS VIT I New Discovery Series Initial Class Sub-Account (M05) (1)

MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)

MFS VIT I Research Series Initial Class Sub-Account (M33) (1)

MFS VIT I Utilities Series Initial Class Sub-Account (M44) (1)

MFS VIT I Utilities Series Service Class Sub-Account (M40) (1)

MFS VIT I Value Series Initial Class Sub-Account (M83) (1)

MFS VIT I Value Series Service Class Sub-Account (M08) (1)

MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6) (1)

MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0) (1)

MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1) (1)

MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)

MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)

MFS VIT II International Growth Portfolio I Class Sub-Account (M97) (1)

MFS VIT II International Growth Portfolio S Class Sub-Account (MD5) (1)

MFS VIT II Research International Portfolio S Class Sub-Account (ME3) (1)

MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8) (1)

MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6) (1)

MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8) (1)

MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0) (1)

MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2) (1)

MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3) (1)

MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5) (1)

MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0) (1)

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-Account (V43) (1)

Invesco V.I. Capital Appreciation Fund, Series I Sub-Account (O01) (1)

Invesco V.I. Global Fund, Series II Sub-Account (O20) (1)

PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10) (1)

PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8) (1)

PIMCO VIT Global Managed Asset Allocation Portfolio Administrative Class Sub-Account (PK9) (3)

PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06) (1)

PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07) (1)

T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307) (1)

(1)

Statements of assets and liabilities as of December 31, 2022, the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended.

(2)	Formerly, Invesco V.I. International Growth Fund I Sub-Account (A21)
(3)	Statement of changes in net assets for the year ended December 31, 2021.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2022

		Assets
	Shares	Cost	Investments at fair value	Total Assets	Net Assets
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	4,341	$125,631	$123,112	$123,112	$123,112
Alger Mid Cap Growth Portfolio I-2 Sub-Account (A54)	952	22,951	13,021	13,021	13,021
American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)	765	36,163	37,815	37,815	37,815
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	4,718	68,937	56,009	56,009	56,009
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60)	1,098	16,340	27,699	27,699	27,699
LVIP Delaware SMID Cap Core Fund - Standard Class Sub-Account (D37)	456	10,233	10,659	10,659	10,659
DWS Small Cap Index VIP Class B Sub-Account (D55)	2,014	29,229	24,406	24,406	24,406
DWS Small Mid Cap Value VIP Class A Sub-Account (S61)	899	12,743	11,438	11,438	11,438
BNY Mellon Investment Portfolios: MidCap Stock Portfolio, Initial Shares Sub-Account (D18)	8,608	153,654	141,694	141,694	141,694
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	10,617	186,101	198,956	198,956	198,956
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	1,490	52,414	54,438	54,438	54,438
Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (F29)	3,260	116,674	122,670	122,670	122,670
Fidelity VIP Growth Portfolio (Service Class) Sub-Account (F21)	57	4,222	4,049	4,049	4,049
Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (F26)	300	75,983	110,946	110,946	110,946
Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FM7)	853	184,122	318,329	318,329	318,329
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	2,590	84,538	80,812	80,812	80,812
Fidelity VIP Government Money Market Portfolio (Service Class) Sub-Account (FM8)	11,449	11,449	11,449	11,449	11,449
Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (F23)	5,796	117,564	125,076	125,076	125,076
First Eagle Overseas Variable Fund Sub-Account (FE3)	691	17,677	15,341	15,341	15,341
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	5,777	77,458	70,301	70,301	70,301
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56) ²	—	—	—	—	—
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	383	6,335	5,802	5,802	5,802
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub-Account (F53)	3,271	51,142	40,986	40,986	40,986
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	816	9,518	7,124	7,124	7,124
Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (G32)	6	89	84	84	84
Goldman Sachs VIT U.S Equity Insights Fund I Class Sub-Account (G31)	911	16,478	14,471	14,471	14,471
Invesco V.I. Growth and Income Fund Series I Sub-Account (IB1)	174	3,458	3,447	3,447	3,447
Invesco V.I. EQV International Equity Fund Series I Sub-Account (A21) ¹	1,568	48,406	45,389	45,389	45,389
M Capital Appreciation Fund Sub-Account (MB0)	1,221	30,969	25,805	25,805	25,805
M International Equity Fund Sub-Account (MB1)	1,994	24,421	24,052	24,052	24,052
M Large Cap Growth Value Fund Sub-Account (MB5)	2,197	59,371	50,948	50,948	50,948
M Large Cap Value Fund Sub-Account (MA9)	2,465	31,182	34,874	34,874	34,874
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	57,350	57,350	57,350	57,350	57,350
MFS VIT Total Return Series Service Class Sub-Account (M35)	1,094	24,538	24,023	24,023	24,023
MFS VIT I Growth Series Initial Class Sub-Account (M31)	383	18,412	18,416	18,416	18,416
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	4,625	46,242	33,116	33,116	33,116
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	710	12,164	8,025	8,025	8,025
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	11,746	152,329	132,264	132,264	132,264
MFS VIT I Research Series Initial Class Sub-Account (M33)	1,300	37,644	36,064	36,064	36,064
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	75	2,413	2,724	2,724	2,724
MFS VIT I Utilities Series Service Class Sub-Account (M40)	564	19,783	20,070	20,070	20,070
MFS VIT I Value Series Initial Class Sub-Account (M83)	3,846	73,401	82,872	82,872	82,872
MFS VIT I Value Series Service Class Sub-Account (M08)	6,497	123,264	136,630	136,630	136,630
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MB6)	107	5,265	5,088	5,088	5,088
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	4,403	51,497	39,366	39,366	39,366
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (MA1)	125	1,724	1,395	1,395	1,395
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	1,637	19,013	17,351	17,351	17,351

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2022

		Assets
	Shares	Cost	Investments at fair value	Total Assets	Net Assets
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	8,744	$47,406	$41,272	$41,272	$41,272
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	569	7,579	7,591	7,591	7,591
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	2,500	34,338	32,880	32,880	32,880
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	38	536	562	562	562
MFS VIT III Blended Research Small Cap Equity Portfolio Initial Class Sub-Account (MB8)	2,625	28,488	23,051	23,051	23,051
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	3,678	52,284	47,007	47,007	47,007
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (MF8)	0	4	2	2	2
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (MG0)	2,497	26,697	20,848	20,848	20,848
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	45,960	468,035	438,920	438,920	438,920
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	7,127	59,462	65,499	65,499	65,499
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (MG5)	113,821	1,548,205	1,189,421	1,189,421	1,189,421
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (ME0)	1,098	8,663	8,707	8,707	8,707
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II Sub-Account (V43)	4,094	50,264	11,505	11,505	11,505
Invesco V.I. Capital Appreciation Fund, Series I Sub-Account (O01)	424	20,381	14,750	14,750	14,750
Invesco V.I. Global Fund, Series II Sub-Account (O20)	1,105	41,455	33,472	33,472	33,472
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	2,602	17,618	17,928	17,928	17,928
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PK8)	5,838	73,957	58,674	58,674	58,674
PIMCO VIT Global Managed Asset Allocation Portfolio Administrative Class Sub-Account (PK9)	—	—	—	—	—
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	1,935	24,250	22,256	22,256	22,256
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	5,877	60,353	52,778	52,778	52,778
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (307)	6,281	209,789	194,322	194,322	194,322

[1]	This Sub-Account had a name change in 2022. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.
[2]

This sub-account is active but had zero balance as of December 31, 2022, and no activity for the years ended December 31, 2022 and 2021, respectively. Therefore, this sub-account is not disclosed in the Statements of Operations and Statements of Changes in Net Assets.

[3]	This Sub-Account had a fractional share at December 31, 2022 which was reported as zero due to rounding.
[4]	This Sub-Account is active but had zero balance at December 31, 2022.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2022

	Total Units	Net Assets
A71	3,246	$123,112
A54	323	13,021
302	872	37,815
B18	2,551	56,009
C60	1,338	27,699
D37	167	10,659
D55	432	24,406
S61	289	11,438
D18	3,404	141,694
FD7	5,454	198,956
F24	1,437	54,438
F29	2,130	122,670
F21	93	4,049
F26	3,273	110,946
FM7	7,453	318,329
F41	2,636	80,812
FM8	869	11,449
F23	5,237	125,076
FE3	852	15,341
T20	2,557	70,301
F56	—	—
F54	312	5,802
F53	1,351	40,986
T28	440	7,124
G32	2	84
G31	372	14,471
IB1	80	3,447
A21	1,533	45,389
MB0	803	25,805
MB1	2,303	24,052
MB5	1,454	50,948

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2022

	Total Units	Net Assets
MA9	1,419	$34,874
MD8	5,479	57,350
M35	1,339	24,023
M31	524	18,416
MF1	975	33,116
M05	292	8,025
M06	11,509	132,264
M33	1,157	36,064
M44	157	2,724
M40	1,198	20,070
M83	2,811	82,872
M08	6,815	136,630
MB6	122	5,088
MA0	2,221	39,366
MA1	103	1,395
M96	921	17,351
MA6	1,351	41,272
M97	267	7,591
MD5	1,199	32,880
ME3	43	562
MB8	515	23,051
MF6	989	47,007
MF8	—	2
MG0	1,589	20,848
MF2	34,733	438,920
MG3	1,799	65,499
MG5	43,311	1,189,421
ME0	202	8,707
V43	302	11,505
O01	363	14,750
O20	1,194	33,472
P10	2,122	17,928
PK8	1,538	58,674
PK9	—	—
P06	1,031	22,256
P07	2,509	52,778
307	3,708	194,322

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	A71	A54	302
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,287	$—	$510

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	674	(990)	40
Realized gain distributions	19,070	478	3,880

Net realized gains (losses)	19,744	(512)	3,920

Net change in unrealized appreciation (depreciation)	(27,275)	(8,286)	(11,958)

Net realized and change in unrealized gains (losses)	(7,531)	(8,798)	(8,038)

Net increase (decrease) in net assets from operations	$(6,244)	$(8,798)	$(7,528)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	B18	C60	D37
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$51

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(163)	3,629	299
Realized gain distributions	929	—	333

Net realized gains (losses)	766	3,629	632

Net change in unrealized appreciation (depreciation)	(12,014)	(16,776)	(2,774)

Net realized and change in unrealized gains (losses)	(11,248)	(13,147)	(2,142)

Net increase (decrease) in net assets from operations	$(11,248)	$(13,147)	$(2,091)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	D55	S61	D18
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$164	$103	$1,066

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13	(16)	1,799
Realized gain distributions	4,514	177	35,960

Net realized gains (losses)	4,527	161	37,759

Net change in unrealized appreciation (depreciation)	(11,217)	(2,426)	(62,445)

Net realized and change in unrealized gains (losses)	(6,690)	(2,265)	(24,686)

Net increase (decrease) in net assets from operations	$(6,526)	$(2,162)	$(23,620)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	FD7	F24	F29
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,279	$160	$549

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	962	54	761
Realized gain distributions	13,194	2,980	6,521

Net realized gains (losses)	14,156	3,034	7,282

Net change in unrealized appreciation (depreciation)	(61,460)	(22,949)	(52,069)

Net realized and change in unrealized gains (losses)	(47,304)	(19,915)	(44,787)

Net increase (decrease) in net assets from operations	$(45,025)	$(19,755)	$(44,238)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	F21	F26	FM7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$22	$1,466	$4,672

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	57	13,305	8,130
Realized gain distributions	327	1,038	2,542

Net realized gains (losses)	384	14,343	10,672

Net change in unrealized appreciation (depreciation)	(1,710)	(42,487)	(86,520)

Net realized and change in unrealized gains (losses)	(1,326)	(28,144)	(75,848)

Net increase (decrease) in net assets from operations	$(1,304)	$(26,678)	$(71,176)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	F41	FM8	F23
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$226	$154	$1,293

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	661	—	918
Realized gain distributions	5,789	—	1,207

Net realized gains (losses)	6,450	—	2,125

Net change in unrealized appreciation (depreciation)	(21,596)	—	(44,767)

Net realized and change in unrealized gains (losses)	(15,146)	—	(42,642)

Net increase (decrease) in net assets from operations	$(14,920)	$154	$(41,349)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	FE3	T20	F54
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$333	$2,202	$113

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(370)	(858)	(355)
Realized gain distributions	965	—	685

Net realized gains (losses)	595	(858)	330

Net change in unrealized appreciation (depreciation)	(2,333)	(7,450)	(964)

Net realized and change in unrealized gains (losses)	(1,738)	(8,308)	(634)

Net increase (decrease) in net assets from operations	$(1,405)	$(6,106)	$(521)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	F53	T28	G32
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$412	$315	$1

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(317)	(34)	1
Realized gain distributions	7,787	—	13

Net realized gains (losses)	7,470	(34)	14

Net change in unrealized appreciation (depreciation)	(12,507)	(1,147)	(23)

Net realized and change in unrealized gains (losses)	(5,037)	(1,181)	(9)

Net increase (decrease) in net assets from operations	$(4,625)	$(866)	$(8)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	G31	IB1	A21
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$128	$58	$249

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(9)	(18)	(1,345)
Realized gain distributions	82	332	1,588

Net realized gains (losses)	73	314	243

Net change in unrealized appreciation (depreciation)	(3,775)	(588)	(7,720)

Net realized and change in unrealized gains (losses)	(3,702)	(274)	(7,477)

Net increase (decrease) in net assets from operations	$(3,574)	$(216)	$(7,228)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	MB0	MB1	MB5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$670	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(623)	211	1,000
Realized gain distributions	2,245	—	4,228

Net realized gains (losses)	1,622	211	5,228

Net change in unrealized appreciation (depreciation)	(7,493)	(4,870)	(22,851)

Net realized and change in unrealized gains (losses)	(5,871)	(4,659)	(17,623)

Net increase (decrease) in net assets from operations	$(5,871)	$(3,989)	$(17,623)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	MA9	MD8	M35
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$716	$687	$365

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	650	—	22
Realized gain distributions	1,611	—	2,171

Net realized gains (losses)	2,261	—	2,193

Net change in unrealized appreciation (depreciation)	(3,507)	—	(5,210)

Net realized and change in unrealized gains (losses)	(1,246)	—	(3,017)

Net increase (decrease) in net assets from operations	$(530)	$687	$(2,652)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	M31	MF1	M05
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,098)	(1,271)	(23)
Realized gain distributions	1,474	5,390	2,522

Net realized gains (losses)	376	4,119	2,499

Net change in unrealized appreciation (depreciation)	(14,890)	(21,752)	(5,808)

Net realized and change in unrealized gains (losses)	(14,514)	(17,633)	(3,309)

Net increase (decrease) in net assets from operations	$(14,514)	$(17,633)	$(3,309)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	M06	M33	M44
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,894	$186	$66

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(824)	1,216	16
Realized gain distributions	1,641	4,867	104

Net realized gains (losses)	817	6,083	120

Net change in unrealized appreciation (depreciation)	(27,221)	(14,098)	(170)

Net realized and change in unrealized gains (losses)	(26,404)	(8,015)	(50)

Net increase (decrease) in net assets from operations	$(22,510)	$(7,829)	$16

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	M40	M83	M08
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$443	$1,175	$1,586

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4	1,147	1,572
Realized gain distributions	778	5,009	8,350

Net realized gains (losses)	782	6,156	9,922

Net change in unrealized appreciation (depreciation)	(1,132)	(13,005)	(20,912)

Net realized and change in unrealized gains (losses)	(350)	(6,849)	(10,990)

Net increase (decrease) in net assets from operations	$93	$(5,674)	$(9,404)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	MB6	MA0	MA1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$61	$1,311	$64

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	59	(78)	(90)
Realized gain distributions	918	2,288	114

Net realized gains (losses)	977	2,210	24

Net change in unrealized appreciation (depreciation)	(2,020)	(11,425)	(558)

Net realized and change in unrealized gains (losses)	(1,043)	(9,215)	(534)

Net increase (decrease) in net assets from operations	$(982)	$(7,904)	$(470)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	M96	MA6	M97
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$265	$2,085	$15

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(29)	(813)	(58)
Realized gain distributions	—	—	147

Net realized gains (losses)	(29)	(813)	89

Net change in unrealized appreciation (depreciation)	(1,994)	(5,936)	(1,765)

Net realized and change in unrealized gains (losses)	(2,023)	(6,749)	(1,676)

Net increase (decrease) in net assets from operations	$(1,758)	$(4,664)	$(1,661)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	MD5	ME3	MB8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$130	$10	$193

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	211	5	310
Realized gain distributions	1,939	14	5,732

Net realized gains (losses)	2,150	19	6,042

Net change in unrealized appreciation (depreciation)	(8,337)	(163)	(11,865)

Net realized and change in unrealized gains (losses)	(6,187)	(144)	(5,823)

Net increase (decrease) in net assets from operations	$(6,057)	$(134)	$(5,630)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	MF6	MF8	MG0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$861	$—	$1,005

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	322	1	(24)
Realized gain distributions	3,758	—	1,393

Net realized gains (losses)	4,080	1	1,369

Net change in unrealized appreciation (depreciation)	(22,476)	(4)	(8,139)

Net realized and change in unrealized gains (losses)	(18,396)	(3)	(6,770)

Net increase (decrease) in net assets from operations	$(17,535)	$(3)	$(5,765)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	MF2	MG3	MG5
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$8,498	$667	$25,945

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(641)	558	(957)
Realized gain distributions	1,805	5,559	138,883

Net realized gains (losses)	1,164	6,117	137,926

Net change in unrealized appreciation (depreciation)	(26,784)	(13,331)	(408,003)

Net realized and change in unrealized gains (losses)	(25,620)	(7,214)	(270,077)

Net increase (decrease) in net assets from operations	$(17,122)	$(6,547)	$(244,132)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	ME0	V43	O01
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$25	$—	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	942	(5,195)	47
Realized gain distributions	854	8,092	5,914

Net realized gains (losses)	1,796	2,897	5,961

Net change in unrealized appreciation (depreciation)	(3,325)	(23,724)	(12,576)

Net realized and change in unrealized gains (losses)	(1,529)	(20,827)	(6,615)

Net increase (decrease) in net assets from operations	$(1,504)	$(20,827)	$(6,615)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	O20	P10	PK8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$4,086	$3,981

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	19	112	(7,464)
Realized gain distributions	6,545	—	—

Net realized gains (losses)	6,564	112	(7,464)

Net change in unrealized appreciation (depreciation)	(22,386)	(2,702)	(11,831)

Net realized and change in unrealized gains (losses)	(15,822)	(2,590)	(19,295)

Net increase (decrease) in net assets from operations	$(15,822)	$1,496	$(15,314)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2022

	P06	P07	307
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,757	$1,091	$—

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(136)	(417)	6,203
Realized gain distributions	—	—	10,309

Net realized gains (losses)	(136)	(417)	16,512

Net change in unrealized appreciation (depreciation)	(4,871)	(7,423)	(142,777)

Net realized and change in unrealized gains (losses)	(5,007)	(7,840)	(126,265)

Net increase (decrease) in net assets from operations	$(3,250)	$(6,749)	$(126,265)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	A71 Sub-Account		A54 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,287	$785	$—	$—
Net realized gains (losses)	19,744	945	(512)	42,298
Net change in unrealized appreciation (depreciation)	(27,275)	27,879	(8,286)	(34,649)

Increase (decrease) in net assets from operations	(6,244)	29,609	(8,798)	7,649

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	13,278	2,099	90	90
Transfers between Sub-Accounts (including the Fixed Account), net	127	1,398	7	(46,765)
Withdrawals, surrenders, annuitizations and contract charges	(489)	(442)	(68)	(127)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(17,265)	(7,546)	(3,571)	(3,161)

Net increase/decrease from Contract Owner Transactions	(4,349)	(4,491)	(3,542)	(49,963)

Total increase (decrease) in net assets	(10,593)	25,118	(12,340)	(42,314)

Net assets at beginning of year	133,705	108,587	25,361	67,675

Net assets at end of year	$123,112	$133,705	$13,021	$25,361

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	302 Sub-Account		B18 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$510	$477	$—	$588
Net realized gains (losses)	3,920	477	766	12,664
Net change in unrealized appreciation (depreciation)	(11,958)	7,952	(12,014)	(8,803)

Increase (decrease) in net assets from operations	(7,528)	8,906	(11,248)	4,449

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders, annuitizations and contract charges	—	(1)	(9)	(10)
Mortality and expense risk charges	(19)	(32)	(27)	(86)
Cost of insurance and administrative expense charges	(333)	(286)	(3,535)	(3,701)

Net increase/decrease from Contract Owner Transactions	(352)	(319)	(3,571)	(3,797)

Total increase (decrease) in net assets	(7,880)	8,587	(14,819)	652

Net assets at beginning of year	45,695	37,108	70,828	70,176

Net assets at end of year	$37,815	$45,695	$56,009	$70,828

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	C60 Sub-Account		D37 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$—	$—	$51	$353
Net realized gains (losses)	3,629	2,242	632	7,219
Net change in unrealized appreciation (depreciation)	(16,776)	8,017	(2,774)	935

Increase (decrease) in net assets from operations	(13,147)	10,259	(2,091)	8,507

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,002	1,002	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	899	(2,714)	(77)	(26,402)
Withdrawals, surrenders, annuitizations and contract charges	(5,109)	(32)	(33)	(54)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(912)	(841)	(2,707)	(1,774)

Net increase/decrease from Contract Owner Transactions	(4,120)	(2,585)	(2,817)	(28,230)

Total increase (decrease) in net assets	(17,267)	7,674	(4,908)	(19,723)

Net assets at beginning of year	44,966	37,292	15,567	35,290

Net assets at end of year	$27,699	$44,966	$10,659	$15,567

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	D55 Sub-Account		S61 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$164	$175	$103	$157
Net realized gains (losses)	4,527	2,016	161	14
Net change in unrealized appreciation (depreciation)	(11,217)	1,756	(2,426)	3,045

Increase (decrease) in net assets from operations	(6,526)	3,947	(2,162)	3,216

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	452	452	254	255
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders, annuitizations and contract charges	(137)	(150)	(43)	(42)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(760)	(718)	(336)	(261)

Net increase/decrease from Contract Owner Transactions	(445)	(416)	(125)	(48)

Total increase (decrease) in net assets	(6,971)	3,531	(2,287)	3,168

Net assets at beginning of year	31,377	27,846	13,725	10,557

Net assets at end of year	$24,406	$31,377	$11,438	$13,725

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	D18 Sub-Account		FD7 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,066	$944	$2,279	$1,826
Net realized gains (losses)	37,759	3,000	14,156	39,159
Net change in unrealized appreciation (depreciation)	(62,445)	30,528	(61,460)	3,308

Increase (decrease) in net assets from operations	(23,620)	34,472	(45,025)	44,293

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,896	2,836	1,501	1,501
Transfers between Sub-Accounts (including the Fixed Account), net	(5)	1,794	4	—
Withdrawals, surrenders, annuitizations and contract charges	(578)	(569)	(107)	(49,217)
Mortality and expense risk charges	—	—	(102)	(199)
Cost of insurance and administrative expense charges	(4,280)	(3,506)	(7,024)	(10,806)

Net increase/decrease from Contract Owner Transactions	(2,967)	555	(5,728)	(58,721)

Total increase (decrease) in net assets	(26,587)	35,027	(50,753)	(14,428)

Net assets at beginning of year	168,281	133,254	249,709	264,137

Net assets at end of year	$141,694	$168,281	$198,956	$249,709

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	F24 Sub-Account		F29 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$160	$18	$549	$69
Net realized gains (losses)	3,034	8,678	7,282	19,993
Net change in unrealized appreciation (depreciation)	(22,949)	7,479	(52,069)	16,582

Increase (decrease) in net assets from operations	(19,755)	16,175	(44,238)	36,644

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	1,447	1,447
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	(459)	(444)
Withdrawals, surrenders, annuitizations and contract charges	(1)	(1)	(337)	(356)
Mortality and expense risk charges	(30)	(50)	—	—
Cost of insurance and administrative expense charges	(504)	(454)	(2,423)	(2,101)

Net increase/decrease from Contract Owner Transactions	(535)	(505)	(1,772)	(1,454)

Total increase (decrease) in net assets	(20,290)	15,670	(46,010)	35,190

Net assets at beginning of year	74,728	59,058	168,680	133,490

Net assets at end of year	$54,438	$74,728	$122,670	$168,680

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	F21 Sub-Account		F26 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$22	$—	$1,466	$1,516
Net realized gains (losses)	384	1,063	14,343	11,830
Net change in unrealized appreciation (depreciation)	(1,710)	(76)	(42,487)	23,392

Increase (decrease) in net assets from operations	(1,304)	987	(26,678)	36,738

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	194	194	3,309	3,309
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	1,015	(7,368)
Withdrawals, surrenders, annuitizations and contract charges	(26)	(28)	(12,185)	(93)
Mortality and expense risk charges	—	—	(7)	(45)
Cost of insurance and administrative expense charges	(107)	(105)	(12,379)	(12,404)

Net increase/decrease from Contract Owner Transactions	61	61	(20,247)	(16,601)

Total increase (decrease) in net assets	(1,243)	1,048	(46,925)	20,137

Net assets at beginning of year	5,292	4,244	157,871	137,734

Net assets at end of year	$4,049	$5,292	$110,946	$157,871

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	FM7 Sub-Account		F41 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$4,672	$4,034	$226	$348
Net realized gains (losses)	10,672	7,895	6,450	18,011
Net change in unrealized appreciation (depreciation)	(86,520)	71,857	(21,596)	2,957

Increase (decrease) in net assets from operations	(71,176)	83,786	(14,920)	21,316

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	8,892	4,042	1,025	1,025
Transfers between Sub-Accounts (including the Fixed Account), net	9,108	18,545	508	(2,367)
Withdrawals, surrenders, annuitizations and contract charges	(1,351)	(1,247)	(2,637)	(38)
Mortality and expense risk charges	—	—	(24)	(50)
Cost of insurance and administrative expense charges	(11,847)	(8,181)	(4,817)	(4,909)

Net increase/decrease from Contract Owner Transactions	4,802	13,159	(5,945)	(6,339)

Total increase (decrease) in net assets	(66,374)	96,945	(20,865)	14,977

Net assets at beginning of year	384,703	287,758	101,677	86,700

Net assets at end of year	$318,329	$384,703	$80,812	$101,677

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	FM8 Sub-Account		F23 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$154	$1	$1,293	$706
Net realized gains (losses)	—	—	2,125	13,036
Net change in unrealized appreciation (depreciation)	—	—	(44,767)	13,583

Increase (decrease) in net assets from operations	154	1	(41,349)	27,325

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	263	577	1,974	3,019
Transfers between Sub-Accounts (including the Fixed Account), net	—	608	(53)	1,975
Withdrawals, surrenders, annuitizations and contract charges	(39)	(36)	(559)	(613)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(320)	(242)	(3,531)	(3,299)

Net increase/decrease from Contract Owner Transactions	(96)	907	(2,169)	1,082

Total increase (decrease) in net assets	58	908	(43,518)	28,407

Net assets at beginning of year	11,391	10,483	168,594	140,187

Net assets at end of year	$11,449	$11,391	$125,076	$168,594

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	FE3 Sub-Account		T20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$333	$168	$2,202	$1,504
Net realized gains (losses)	595	(48)	(858)	(187)
Net change in unrealized appreciation (depreciation)	(2,333)	638	(7,450)	1,778

Increase (decrease) in net assets from operations	(1,405)	758	(6,106)	3,095

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	745	745	1,224	3,496
Transfers between Sub-Accounts (including the Fixed Account), net	(179)	39	51	1,362
Withdrawals, surrenders, annuitizations and contract charges	(1,179)	(11)	(360)	(383)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(611)	(513)	(4,083)	(3,624)

Net increase/decrease from Contract Owner Transactions	(1,224)	260	(3,168)	851

Total increase (decrease) in net assets	(2,629)	1,018	(9,274)	3,946

Net assets at beginning of year	17,970	16,952	79,575	75,629

Net assets at end of year	$15,341	$17,970	$70,301	$79,575

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	F54 Sub-Account		F53 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$113	$293	$412	$442
Net realized gains (losses)	330	(201)	7,470	1,100
Net change in unrealized appreciation (depreciation)	(964)	1,845	(12,507)	7,649

Increase (decrease) in net assets from operations	(521)	1,937	(4,625)	9,191

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	1,025	1,025
Transfers between Sub-Accounts (including the Fixed Account), net	(179)	(1,877)	—	—
Withdrawals, surrenders, annuitizations and contract charges	(2,946)	(13)	(10)	(11)
Mortality and expense risk charges	—	—	(11)	(37)
Cost of insurance and administrative expense charges	(774)	(667)	(944)	(1,034)

Net increase/decrease from Contract Owner Transactions	(3,899)	(2,557)	60	(57)

Total increase (decrease) in net assets	(4,420)	(620)	(4,565)	9,134

Net assets at beginning of year	10,222	10,842	45,551	36,417

Net assets at end of year	$5,802	$10,222	$40,986	$45,551

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	T28 Sub-Account		G32 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$315	$266	$1	$—
Net realized gains (losses)	(34)	(17)	14	13
Net change in unrealized appreciation (depreciation)	(1,147)	(82)	(23)	8

Increase (decrease) in net assets from operations	(866)	167	(8)	21

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders, annuitizations and contract charges	(11)	(9)	(2)	—
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(78)	(67)	(2)	(1)

Net increase/decrease from Contract Owner Transactions	(89)	(76)	(4)	(1)

Total increase (decrease) in net assets	(955)	91	(12)	20

Net assets at beginning of year	8,079	7,988	96	76

Net assets at end of year	$7,124	$8,079	$84	$96

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	G31 Sub-Account		IB1 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$128	$135	$58	$53
Net realized gains (losses)	73	3,952	314	(17)
Net change in unrealized appreciation (depreciation)	(3,775)	12	(588)	755

Increase (decrease) in net assets from operations	(3,574)	4,099	(216)	791

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	413	413	158	158
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders, annuitizations and contract charges	(63)	(61)	(15)	(13)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(364)	(283)	(87)	(75)

Net increase/decrease from Contract Owner Transactions	(14)	69	56	70

Total increase (decrease) in net assets	(3,588)	4,168	(160)	861

Net assets at beginning of year	18,059	13,891	3,607	2,746

Net assets at end of year	$14,471	$18,059	$3,447	$3,607

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	A21 Sub-Account		MB0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$249	$770	$—	$—
Net realized gains (losses)	243	8,403	1,622	5,866
Net change in unrealized appreciation (depreciation)	(7,720)	(4,849)	(7,493)	(497)

Increase (decrease) in net assets from operations	(7,228)	4,324	(5,871)	5,369

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	34,727	79	1,025	1,025
Transfers between Sub-Accounts (including the Fixed Account), net	1,109	(22,286)	260	(2,373)
Withdrawals, surrenders, annuitizations and contract charges	(88)	(120)	(3,154)	(25)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(22,352)	(16,218)	(781)	(685)

Net increase/decrease from Contract Owner Transactions	13,396	(38,545)	(2,650)	(2,058)

Total increase (decrease) in net assets	6,168	(34,221)	(8,521)	3,311

Net assets at beginning of year	39,221	73,442	34,326	31,015

Net assets at end of year	$45,389	$39,221	$25,805	$34,326

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	MB1 Sub-Account		MB5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$670	$688	$—	$—
Net realized gains (losses)	211	356	5,228	13,400
Net change in unrealized appreciation (depreciation)	(4,870)	1,852	(22,851)	(555)

Increase (decrease) in net assets from operations	(3,989)	2,896	(17,623)	12,845

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,235	1,235	1,818	1,818
Transfers between Sub-Accounts (including the Fixed Account), net	483	(959)	842	(2,121)
Withdrawals, surrenders, annuitizations and contract charges	(1,686)	(16)	(4,377)	(51)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(914)	(774)	(1,083)	(973)

Net increase/decrease from Contract Owner Transactions	(882)	(514)	(2,800)	(1,327)

Total increase (decrease) in net assets	(4,871)	2,382	(20,423)	11,518

Net assets at beginning of year	28,923	26,541	71,371	59,853

Net assets at end of year	$24,052	$28,923	$50,948	$71,371

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	MA9 Sub-Account		MD8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$716	$613	$687	$—
Net realized gains (losses)	2,261	511	—	—
Net change in unrealized appreciation (depreciation)	(3,507)	8,585	—	—

Increase (decrease) in net assets from operations	(530)	9,709	687	—

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,305	1,305	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(949)	(2,927)	138	(86)
Withdrawals, surrenders, annuitizations and contract charges	(4,199)	(32)	(2)	(2)
Mortality and expense risk charges	—	—	(33)	(92)
Cost of insurance and administrative expense charges	(1,105)	(953)	(12,080)	(12,465)

Net increase/decrease from Contract Owner Transactions	(4,948)	(2,607)	(11,977)	(12,645)

Total increase (decrease) in net assets	(5,478)	7,102	(11,290)	(12,645)

Net assets at beginning of year	40,352	33,250	68,640	81,285

Net assets at end of year	$34,874	$40,352	$57,350	$68,640

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	M35 Sub-Account		M31 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$365	$419	$—	$—
Net realized gains (losses)	2,193	1,317	376	11,077
Net change in unrealized appreciation (depreciation)	(5,210)	1,562	(14,890)	263

Increase (decrease) in net assets from operations	(2,652)	3,298	(14,514)	11,340

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	18,407	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	3,132	39
Withdrawals, surrenders, annuitizations and contract charges	(34)	(34)	(91)	(27)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(259)	(213)	(45,390)	(7,723)

Net increase/decrease from Contract Owner Transactions	(293)	(247)	(23,942)	(7,711)

Total increase (decrease) in net assets	(2,945)	3,051	(38,456)	3,629

Net assets at beginning of year	26,968	23,917	56,872	53,243

Net assets at end of year	$24,023	$26,968	$18,416	$56,872

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	MF1 Sub-Account		M05 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	4,119	35,160	2,499	1,872
Net change in unrealized appreciation (depreciation)	(21,752)	(21,928)	(5,808)	(1,650)

Increase (decrease) in net assets from operations	(17,633)	13,232	(3,309)	222

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	1,645	481	481
Transfers between Sub-Accounts (including the Fixed Account), net	(9,672)	(46,919)	—	—
Withdrawals, surrenders, annuitizations and contract charges	(173)	(324)	(46)	(55)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(5,856)	(6,372)	(250)	(271)

Net increase/decrease from Contract Owner Transactions	(15,701)	(51,970)	185	155

Total increase (decrease) in net assets	(33,334)	(38,738)	(3,124)	377

Net assets at beginning of year	66,450	105,188	11,149	10,772

Net assets at end of year	$33,116	$66,450	$8,025	$11,149

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	M06 Sub-Account		M33 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$3,894	$4,486	$186	$242
Net realized gains (losses)	817	216	6,083	3,690
Net change in unrealized appreciation (depreciation)	(27,221)	(6,112)	(14,098)	5,939

Increase (decrease) in net assets from operations	(22,510)	(1,410)	(7,829)	9,871

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	941	941	1,340	1,340
Transfers between Sub-Accounts (including the Fixed Account), net	(300)	1,462	(105)	(2,362)
Withdrawals, surrenders, annuitizations and contract charges	(8,413)	(127)	(4,873)	(56)
Mortality and expense risk charges	(45)	(79)	—	—
Cost of insurance and administrative expense charges	(3,990)	(3,429)	(953)	(857)

Net increase/decrease from Contract Owner Transactions	(11,807)	(1,232)	(4,591)	(1,935)

Total increase (decrease) in net assets	(34,317)	(2,642)	(12,420)	7,936

Net assets at beginning of year	166,581	169,223	48,484	40,548

Net assets at end of year	$132,264	$166,581	$36,064	$48,484

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	M44 Sub-Account		M40 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$66	$44	$443	$287
Net realized gains (losses)	120	98	782	648
Net change in unrealized appreciation (depreciation)	(170)	193	(1,132)	1,522

Increase (decrease) in net assets from operations	16	335	93	2,457

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	79	79	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders, annuitizations and contract charges	(13)	(11)	(10)	(9)
Mortality and expense risk charges	—	—	(7)	(11)
Cost of insurance and administrative expense charges	(69)	(56)	(179)	(134)

Net increase/decrease from Contract Owner Transactions	(3)	12	(196)	(154)

Total increase (decrease) in net assets	13	347	(103)	2,303

Net assets at beginning of year	2,711	2,364	20,173	17,870

Net assets at end of year	$2,724	$2,711	$20,070	$20,173

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	M83 Sub-Account		M08 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,175	$1,161	$1,586	$1,650
Net realized gains (losses)	6,156	3,031	9,922	4,494
Net change in unrealized appreciation (depreciation)	(13,005)	15,162	(20,912)	25,371

Increase (decrease) in net assets from operations	(5,674)	19,354	(9,404)	31,515

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	366	2,011	1,282	1,282
Transfers between Sub-Accounts (including the Fixed Account), net	—	(4)	(605)	(2,200)
Withdrawals, surrenders, annuitizations and contract charges	(283)	(288)	(4,206)	(29)
Mortality and expense risk charges	—	—	(50)	(130)
Cost of insurance and administrative expense charges	(5,125)	(4,000)	(4,067)	(3,987)

Net increase/decrease from Contract Owner Transactions	(5,042)	(2,281)	(7,646)	(5,064)

Total increase (decrease) in net assets	(10,716)	17,073	(17,050)	26,451

Net assets at beginning of year	93,588	76,515	153,680	127,229

Net assets at end of year	$82,872	$93,588	$136,630	$153,680

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	MB6 Sub-Account		MA0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$61	$61	$1,311	$1,292
Net realized gains (losses)	977	455	2,210	946
Net change in unrealized appreciation (depreciation)	(2,020)	870	(11,425)	(3,050)

Increase (decrease) in net assets from operations	(982)	1,386	(7,904)	(812)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	158	158	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders, annuitizations and contract charges	(25)	(22)	(1)	—
Mortality and expense risk charges	—	—	(21)	(37)
Cost of insurance and administrative expense charges	(137)	(123)	(352)	(329)

Net increase/decrease from Contract Owner Transactions	(4)	13	(374)	(366)

Total increase (decrease) in net assets	(986)	1,399	(8,278)	(1,178)

Net assets at beginning of year	6,074	4,675	47,644	48,822

Net assets at end of year	$5,088	$6,074	$39,366	$47,644

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	MA1 Sub-Account		M96 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$64	$9	$265	$298
Net realized gains (losses)	24	340	(29)	162
Net change in unrealized appreciation (depreciation)	(558)	(528)	(1,994)	(754)

Increase (decrease) in net assets from operations	(470)	(179)	(1,758)	(294)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	5,691	591
Transfers between Sub-Accounts (including the Fixed Account), net	136	(115)	2	606
Withdrawals, surrenders, annuitizations and contract charges	—	—	(40)	(47)
Mortality and expense risk charges	—	(5)	—	—
Cost of insurance and administrative expense charges	(833)	(1,113)	(559)	(2,570)

Net increase/decrease from Contract Owner Transactions	(697)	(1,233)	5,094	(1,420)

Total increase (decrease) in net assets	(1,167)	(1,412)	3,336	(1,714)

Net assets at beginning of year	2,562	3,974	14,015	15,729

Net assets at end of year	$1,395	$2,562	$17,351	$14,015

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	MA6 Sub-Account		M97 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$2,085	$2,723	$15	$50
Net realized gains (losses)	(813)	(61)	89	899
Net change in unrealized appreciation (depreciation)	(5,936)	(845)	(1,765)	62

Increase (decrease) in net assets from operations	(4,664)	1,817	(1,661)	1,011

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	6,943	1,074	7,579	—
Transfers between Sub-Accounts (including the Fixed Account), net	128	(11,135)	403	8
Withdrawals, surrenders, annuitizations and contract charges	(119)	(133)	(18)	(10)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(5,256)	(4,334)	(8,940)	(3,180)

Net increase/decrease from Contract Owner Transactions	1,696	(14,528)	(976)	(3,182)

Total increase (decrease) in net assets	(2,968)	(12,711)	(2,637)	(2,171)

Net assets at beginning of year	44,240	56,951	10,228	12,399

Net assets at end of year	$41,272	$44,240	$7,591	$10,228

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	MD5 Sub-Account		ME3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$130	$156	$10	$5
Net realized gains (losses)	2,150	2,050	19	47
Net change in unrealized appreciation (depreciation)	(8,337)	1,193	(163)	29

Increase (decrease) in net assets from operations	(6,057)	3,399	(134)	81

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,491	1,491	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	421	(785)	—	—
Withdrawals, surrenders, annuitizations and contract charges	(2,974)	(24)	(15)	(13)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(917)	(800)	(57)	(51)

Net increase/decrease from Contract Owner Transactions	(1,979)	(118)	(72)	(64)

Total increase (decrease) in net assets	(8,036)	3,281	(206)	17

Net assets at beginning of year	40,916	37,635	768	751

Net assets at end of year	$32,880	$40,916	$562	$768

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	MB8 Sub-Account		MF6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$193	$278	$861	$878
Net realized gains (losses)	6,042	241	4,080	469
Net change in unrealized appreciation (depreciation)	(11,865)	7,508	(22,476)	13,833

Increase (decrease) in net assets from operations	(5,630)	8,027	(17,535)	15,180

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	119	433	1,072	1,490
Transfers between Sub-Accounts (including the Fixed Account), net	584	144	(64)	873
Withdrawals, surrenders, annuitizations and contract charges	(78)	(78)	(226)	(228)
Mortality and expense risk charges	(4)	(18)	—	(4)
Cost of insurance and administrative expense charges	(4,223)	(4,454)	(2,199)	(2,038)

Net increase/decrease from Contract Owner Transactions	(3,602)	(3,973)	(1,417)	93

Total increase (decrease) in net assets	(9,232)	4,054	(18,952)	15,273

Net assets at beginning of year	32,283	28,229	65,959	50,686

Net assets at end of year	$23,051	$32,283	$47,007	$65,959

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	MF8 Sub-Account		MG0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$—	$—	$1,005	$277
Net realized gains (losses)	1	147,397	1,369	461
Net change in unrealized appreciation (depreciation)	(4)	(84,802)	(8,139)	(309)

Increase (decrease) in net assets from operations	(3)	62,595	(5,765)	429

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(11)	(993,464)	—	—
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	—
Mortality and expense risk charges	—	(144)	(11)	(21)
Cost of insurance and administrative expense charges	—	(5,761)	(194)	(183)

Net increase/decrease from Contract Owner Transactions	(11)	(999,369)	(205)	(204)

Total increase (decrease) in net assets	(14)	(936,774)	(5,970)	225

Net assets at beginning of year	16	936,790	26,818	26,593

Net assets at end of year	$2	$16	$20,848	$26,818

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	MF2 Sub-Account		MG3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$8,498	$8,466	$667	$551
Net realized gains (losses)	1,164	931	6,117	1,209
Net change in unrealized appreciation (depreciation)	(26,784)	(9,022)	(13,331)	16,422

Increase (decrease) in net assets from operations	(17,122)	375	(6,547)	18,182

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	39,919	39,500	138	138
Transfers between Sub-Accounts (including the Fixed Account), net	21,571	3,748	—	—
Withdrawals, surrenders, annuitizations and contract charges	(308)	(297)	(39)	(34)
Mortality and expense risk charges	(150)	(382)	(32)	(104)
Cost of insurance and administrative expense charges	(13,600)	(11,927)	(2,921)	(2,986)

Net increase/decrease from Contract Owner Transactions	47,432	30,642	(2,854)	(2,986)

Total increase (decrease) in net assets	30,310	31,017	(9,401)	15,196

Net assets at beginning of year	408,610	377,593	74,900	59,704

Net assets at end of year	$438,920	$408,610	$65,499	$74,900

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	MG5 Sub-Account		ME0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$25,945	$28,477	$25	$111
Net realized gains (losses)	137,926	66,663	1,796	378
Net change in unrealized appreciation (depreciation)	(408,003)	14,225	(3,325)	3,885

Increase (decrease) in net assets from operations	(244,132)	109,365	(1,504)	4,374

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	8,662	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	993,464	264	25
Withdrawals, surrenders, annuitizations and contract charges	(13)	(18)	(28)	(13)
Mortality and expense risk charges	(622)	(650)	—	—
Cost of insurance and administrative expense charges	(27,158)	(17,784)	(13,761)	(3,634)

Net increase/decrease from Contract Owner Transactions	(27,793)	975,012	(4,863)	(3,622)

Total increase (decrease) in net assets	(271,925)	1,084,377	(6,367)	752

Net assets at beginning of year	1,461,346	376,969	15,074	14,322

Net assets at end of year	$1,189,421	$1,461,346	$8,707	$15,074

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	V43 Sub-Account		O01 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$—	$—	$—	$—
Net realized gains (losses)	2,897	15,040	5,961	1,198
Net change in unrealized appreciation (depreciation)	(23,724)	(19,250)	(12,576)	2,767

Increase (decrease) in net assets from operations	(20,827)	(4,210)	(6,615)	3,965

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	354	354
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	—	—
Withdrawals, surrenders, annuitizations and contract charges	(37)	(70)	(52)	(57)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(1,299)	(1,718)	(402)	(355)

Net increase/decrease from Contract Owner Transactions	(1,336)	(1,788)	(100)	(58)

Total increase (decrease) in net assets	(22,163)	(5,998)	(6,715)	3,907

Net assets at beginning of year	33,668	39,666	21,465	17,558

Net assets at end of year	$11,505	$33,668	$14,750	$21,465

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	O20 Sub-Account		P10 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$—	$—	$4,086	$672
Net realized gains (losses)	6,564	2,636	112	50
Net change in unrealized appreciation (depreciation)	(22,386)	3,931	(2,702)	3,591

Increase (decrease) in net assets from operations	(15,822)	6,567	1,496	4,313

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	62	(36)
Withdrawals, surrenders, annuitizations and contract charges	—	—	—	1
Mortality and expense risk charges	(18)	(36)	(9)	(11)
Cost of insurance and administrative expense charges	(312)	(326)	(553)	(417)

Net increase/decrease from Contract Owner Transactions	(330)	(362)	(500)	(463)

Total increase (decrease) in net assets	(16,152)	6,205	996	3,850

Net assets at beginning of year	49,624	43,419	16,932	13,082

Net assets at end of year	$33,472	$49,624	$17,928	$16,932

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	PK8 Sub-Account		PK9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$3,981	$5,403	$—	$339
Net realized gains (losses)	(7,464)	(3,812)	—	3,921
Net change in unrealized appreciation (depreciation)	(11,831)	(4,812)	—	(2,485)

Increase (decrease) in net assets from operations	(15,314)	(3,221)	—	1,775

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,527	2,154	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(21,031)	(24,031)	—	—
Withdrawals, surrenders, annuitizations and contract charges	(185)	(237)	—	(34,044)
Mortality and expense risk charges	(11)	(21)	—	—
Cost of insurance and administrative expense charges	(4,341)	(3,437)	—	(197)

Net increase/decrease from Contract Owner Transactions	(24,041)	(25,572)	—	(34,241)

Total increase (decrease) in net assets	(39,355)	(28,793)	—	(32,466)

Net assets at beginning of year	98,029	126,822	—	32,466

Net assets at end of year	$58,674	$98,029	$—	$—

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	P06 Sub-Account		P07 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,757	$1,411	$1,091	$884
Net realized gains (losses)	(136)	160	(417)	2,408
Net change in unrealized appreciation (depreciation)	(4,871)	6	(7,423)	(3,990)

Increase (decrease) in net assets from operations	(3,250)	1,577	(6,749)	(698)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	59	1,704	15,947	1,207
Transfers between Sub-Accounts (including the Fixed Account), net	—	1	659	1,044
Withdrawals, surrenders, annuitizations and contract charges	(145)	(156)	(167)	(185)
Mortality and expense risk charges	—	—	—	—
Cost of insurance and administrative expense charges	(2,846)	(2,344)	(3,829)	(7,497)

Net increase/decrease from Contract Owner Transactions	(2,932)	(795)	12,610	(5,431)

Total increase (decrease) in net assets	(6,182)	782	5,861	(6,129)

Net assets at beginning of year	28,438	27,656	46,917	53,046

Net assets at end of year	$22,256	$28,438	$52,778	$46,917

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	307 Sub-Account
	December 31,	December 31,
	2022	2021
Operations:
Net investment income (loss)	$—	$—
Net realized gains (losses)	16,512	67,790
Net change in unrealized appreciation (depreciation)	(142,777)	(10,653)

Increase (decrease) in net assets from operations	(126,265)	57,137

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,406	2,138
Transfers between Sub-Accounts (including the Fixed Account), net	(91)	(34,645)
Withdrawals, surrenders, annuitizations and contract charges	(740)	(913)
Mortality and expense risk charges	—	—
Cost of insurance and administrative expense charges	(12,475)	(10,841)

Net increase/decrease from Contract Owner Transactions	(11,900)	(44,261)

Total increase (decrease) in net assets	(138,165)	12,876

Net assets at beginning of year	332,487	319,611

Net assets at end of year	$194,322	$332,487

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2022

1. BUSINESS AND ORGANIZATION

Delaware Life NY Variable Account D (the “Variable Account”) is a separate account of Delaware Life Insurance Company of New York (the “Sponsor”). The Variable Account was established on April 24, 2003 as a funding vehicle for the variable portion of Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II Variable Universal life (“VUL”), Executive VUL, Prime VUL, Prime Survivorship, Protector VUL, and certain other individual variable universal life insurance contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the New York Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
A21	Invesco V.I. International Growth Fund I	4/29/2022

There were no Sub-Accounts held by contract owners of the Variable Account that were merged, liquidated or closed during the current year.

There were no Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years.

American Funds IS Washington Mutual Investors Fund Class 2 Sub-Account (308), American Funds IS Capital World Growth and Income Fund Class 2 Sub-Account (309) and American Funds IS American High-Income Trust Class 2 Sub-Account (305) are active at December 31, 2022 but have had zero balance for more than five years and therefore are not disclosed in the Statements of Assets and Liabilities, Statements of Changes in Net Assets or the financial highlights in Note 9.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2022. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in the Transfer between Sub-Accounts (including the Fixed Account), net line on the Statements of Changes in Net Assets.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2022, noting that there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2022, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2022. There were no transfers between levels during the year ended December 31, 2022.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

4. RELATED-PARTY TRANSCATIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

Charges related to contracts sold to persons who are officers, directors, or employees of the Sponsor or an affiliate of the Sponsor may be waived.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted at the monthly anniversary date from the contract owner’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. For Futurity Accumulator II, Futurity Protector II, Executive VUL, Prime VUL, Futurity Survivorship II VUL, and Prime Survivorship contracts, as of December 31, 2022, the maximum deduction is at an effective annual rate of 0.60%. For Sun Protector VUL, as of December 31, 2022, the maximum deduction is an effective annual rate of 0.75%. These charges are reflected in the Statements of Changes in Net Assets.

Charges for Life Insurance Protection

On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. These charges are reported in the Statements of Changes in Net Assets as part of “Cost of insurance and administrative expense charges”.

Administration charges

Each month on the account anniversary date, an account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. For the Single Life Products (Futurity Accumulator II, Futurity Protector II, Executive VUL, Protector VUL, and Prime VUL) the Account Fee is deducted in all policy years, as well as a monthly charge based on the specified face amount is deducted in the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. For the Survivorship Product (Futurity Survivorship II and Prime Survivorship), the Account Fee is deducted for the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. As of December 31, 2021, the Account Fee is $8 for Futurity Accumulator II, Futurity Protector II, Futurity Survivorship II VUL and Prime VUL, and $10 for Protector VUL and Executive VUL and Prime Survivorship. The Account Fee is reported in the Statements of Changes in Net Assets as part of “Cost of insurance and administrative expense charges”.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

5. CONTRACT CHARGES (CONTINUED)

Surrender charges

A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Survivorship Products, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Futurity Protector II and Futurity Accumulator II products, the surrender charge applies to the first 12 and 9 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase. For the Protector VUL and Prime VUL products, the surrender charge applies to the first 14 and 10 years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase. Executive VUL does not have a surrender charge. Surrender charges are deducted and retained by the Sponsor. These charges are reported as part of “Withdrawals, surrenders, annuitizations and contract charges” in the Statements of Changes in Net Assets.

Sales charges

Certain charges are deducted from the premium before it is allocated by Sub-Account. These charges consist of premium tax, federal deferred acquisition cost (“DAC”) tax and the sales load. 3.25% of the charge is used to pay premium tax and DAC and the remaining is for sales load. For Futurity Protector II and Futurity Accumulator II , the current charge is 5.25% and is not to exceed 7.25% of the premium. For Protector VUL, the current charge is 3.50% for policy years 11 and thereafter, and the maximum premium charge is 7.50% for all policy years.

For Prime VUL, the current sale charge is 6.50% for all policy years and will not exceed 8.25% of premium if the Long Term Accumulation (“LTA”) rider is not attached to the policy. The sales charge is currently 15.00% for all policy years and is guaranteed not to exceed 15.00% for any policy year if the LTA rider is attached to the policy,.

For Executive VUL the current sales charge for policy year 1 is 20% on each premium payment up to and including target premium, 9% in policy years 2-10 and 3.25% thereafter. The sales charge on premium payment up to and including target premium will not exceed 35% for policy year 1, 12% for policy years 2-10 and 5% thereafter. For policies with investment start dates before October 3, 2011, the current sales charge for policy year 1 is 3.5% on each premium payment in excess of Target Premium. For Policies with investment start dates on and after October 3, 2011, the current Premium Expense Load for policy year 1 is 5.0% on each premium payment in excess of target premium. For all Policies, the current sales charge for policy years 2-10 is 3.5% on each premium payment in excess of target premium and 3.25% thereafter. The sales charge on each premium payment in excess of target premium will not exceed 5.0% in any policy year.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the premium payment.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2022 were as follows:

	Purchases	Sales
A71	$32,637	$16,629
A54	533	3,597
302	4,391	353
B18	929	3,571
C60	1,729	5,849
D37	384	2,817
D55	4,902	669
S61	376	221
D18	37,543	3,484
FD7	16,491	6,746
F24	3,139	534
F29	8,501	3,203
F21	544	134
F26	7,740	25,483
FM7	23,582	11,566
F41	7,645	7,575
FM8	309	251
F23	3,320	2,989
FE3	2,142	2,068
T20	2,659	3,625
F54	798	3,899
F53	9,204	945
T28	315	89
G32	14	4
G31	429	233
IB1	540	94
A21	36,561	21,328
MB0	3,511	3,916
MB1	2,286	2,498
MB5	6,653	5,225
MA9	3,602	6,223

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MD8	$825	$12,115
M35	2,536	293
M31	19,880	42,348
MF1	5,390	15,701
M05	3,003	296
M06	7,649	13,921
M33	6,362	5,900
M44	245	78
M40	1,220	195
M83	6,383	5,241
M08	11,190	8,900
MB6	1,128	153
MA0	3,598	373
MA1	314	833
M96	5,889	530
MA6	8,742	4,961
M97	7,742	8,556
MD5	3,825	3,735
ME3	24	72
MB8	6,559	4,236
MF6	5,387	2,185
MF8	—	11
MG0	2,398	205
MF2	71,368	13,633
MG3	6,358	2,986
MG5	164,828	27,793
ME0	9,541	13,525
V43	8,092	1,336
O01	6,076	262
O20	6,545	330
P10	4,148	562
PK8	5,486	25,546
P06	1,814	2,989
P07	17,016	3,315
307	10,606	12,197

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2022 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
A71	438	562	(124)
A54	10	89	(79)
302	—	8	(8)
B18	—	156	(156)
C60	82	231	(149)
D37	3	46	(43)
D55	8	15	(7)
S61	6	9	(3)
D18	49	118	(69)
FD7	39	186	(147)
F24	—	13	(13)
F29	29	55	(26)
F21	4	3	1
F26	281	778	(497)
FM7	405	311	94
F41	121	305	(184)
FM8	21	28	(7)
F23	92	178	(86)
FE3	49	114	(65)
T20	52	169	(117)
F54	2	199	(197)
F53	37	33	4
T28	—	5	(5)
G31	11	11	—
IB1	4	3	1
A21	1,308	865	443
MB0	43	114	(71)
MB1	168	242	(74)
MB5	70	135	(65)
MA9	58	257	(199)
MD8	57	1,212	(1,155)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M35	—	16	(16)
M31	770	1,353	(583)
MF1	5	425	(420)
M05	17	10	7
M06	197	1,160	(963)
M33	44	174	(130)
M44	5	6	(1)
M40	—	11	(11)
M83	13	189	(176)
M08	70	449	(379)
MB6	4	5	(1)
MA0	—	20	(20)
MA1	44	93	(49)
M96	302	34	268
MA6	252	198	54
M97	335	374	(39)
MD5	72	139	(67)
ME3	—	5	(5)
MB8	74	164	(90)
MF6	45	85	(40)
MG0	—	14	(14)
MF2	4,869	1,120	3,749
MG3	5	82	(77)
MG5	—	982	(982)
ME0	271	380	(109)
V43	—	25	(25)
O01	8	11	(3)
O20	—	11	(11)
P10	32	87	(55)
PK8	60	1,358	(1,298)
P06	3	132	(129)
P07	809	212	597
307	29	223	(194)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2021 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
A71	113	242	(129)
A54	1	717	(716)
302	—	7	(7)
B18	—	147	(147)
C60	43	139	(96)
D37	—	376	(376)
D55	6	12	(6)
S61	6	7	(1)
D18	103	92	11
FD7	36	1,425	(1,389)
F24	—	12	(12)
F29	20	43	(23)
F21	4	3	1
F26	189	593	(404)
FM7	496	207	289
F41	89	275	(186)
FM8	92	22	70
F23	168	137	31
FE3	68	55	13
T20	159	132	27
F54	4	138	(134)
F53	32	33	(1)
T28	—	4	(4)
G31	10	8	2
IB1	4	2	2
A21	32	1,084	(1,052)
MB0	37	93	(56)
MB1	138	183	(45)
MB5	57	86	(29)
MA9	60	175	(115)
MD8	33	1,256	(1,223)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M35	—	13	(13)
M31	52	225	(173)
MF1	41	1,166	(1,125)
M05	13	8	5
M06	472	567	(95)
M33	44	100	(56)
M44	5	4	1
M40	—	10	(10)
M83	73	150	(77)
M08	66	326	(260)
MB6	4	3	1
MA0	—	18	(18)
MA1	25	92	(67)
M96	56	122	(66)
MA6	72	501	(429)
M97	14	114	(100)
MD5	69	72	(3)
ME3	—	4	(4)
MB8	60	162	(102)
MF6	54	76	(22)
MF8	—	26,618	(26,618)
MG0	—	13	(13)
MF2	3,273	962	2,311
MG3	4	87	(83)
MG5	32,123	582	31,541
ME0	15	100	(85)
V43	—	15	(15)
O01	7	8	(1)
O20	—	9	(9)
P10	19	85	(66)
PK8	77	646	(569)
PK9	—	1,972	(1,972)
P06	74	105	(31)
P07	97	320	(223)
307	43	553	(510)

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
A71
2022	3,246		$37.9314		$123,112	1.08%	(4.42%)
2021	3,369		39.6852		133,705	0.63	27.84
2020	3,498		31.0437		108,587	1.35	2.47
2019	4,051		30.2945		122,714	0.94	23.61
2018	9,006		24.5080		220,722	0.75	(5.84)

A54
2022	323		40.3356		13,021	—	(36.07)
2021	402		63.0958		25,361	—	4.20
2020	1,118		60.5498		67,675	—	64.63
2019	1,177		36.7797		43,305	—	30.26
2018	1,236		28.2364		34,891	—	(7.44)

302
2022	872		43.3679		37,815	1.29	(16.49)
2021	880		51.9331		45,695	1.15	24.10
2020	887		41.8495		37,108	1.39	13.55
2019	898		36.8570		33,108	1.74	26.14
2018	692		29.2199		20,231	1.22	(1.79)

B18
2022	2,551		21.9622		56,009	—	(16.07)
2021	2,707		26.1685		70,828	0.83	6.42
2020	2,854		24.5909		70,176	1.30	20.71
2019	3,041		20.3722		61,945	1.15	17.76
2018	3,538		17.3005		61,213	0.66	(7.58)

C60
2022	1,338		20.6973		27,699	—	(31.53)
2021	1,487		30.2297		44,966	—	28.35
2020	1,583		23.5521		37,292	—	34.41
2019	1,652		17.5225		28,953	—	35.53
2018	1,624		12.9286		20,995	—	(4.14)

D37
2022	167		63.9958		10,659	0.41	(13.73)
2021	210		74.1807		15,567	0.95	23.18
2020	586		60.2228		35,290	0.55	11.08
2019	618		54.2135		33,495	0.56	29.63
2018	700		41.8215		29,285	0.18	(12.12)

D55
2022	432	28.8155	to	56.5237	24,406	0.62	(20.89)
2021	439	36.4235	to	71.4475	31,377	0.55	14.18
2020	445	31.8997	to	62.5736	27,846	0.92	19.09
2019	518	26.7865	to	52.5436	27,197	0.78	24.87
2018	524	21.4513	to	42.0782	22,051	0.69	(11.42)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
S61
2022	289		$39.5837		$11,438	0.85%	(15.80%)
2021	292		47.0134		13,725	1.23	30.50
2020	293		36.0256		10,557	1.41	(0.80)
2019	293		36.3156		10,644	0.72	21.51
2018	295		29.8862		8,802	1.35	(16.01)

D18
2022	3,404		41.6259		141,694	0.72	(14.08)
2021	3,474		48.4457		168,281	0.61	25.88
2020	3,462		38.4848		133,254	0.83	8.11
2019	3,745		35.5992		133,302	0.64	20.18
2018	3,871		29.6208		114,656	0.57	(15.49)

FD7
2022	5,454		36.4795		198,956	1.05	(18.19)
2021	5,601		44.5890		249,709	0.70	17.99
2020	6,990		37.7902		264,137	1.26	22.13
2019	7,367		30.9435		227,960	1.56	24.11
2018	7,798		24.9314		194,404	1.27	(4.44)

F24
2022	1,437		37.8724		54,438	0.26	(26.49)
2021	1,450		51.5185		74,728	0.03	27.51
2020	1,462		40.4033		59,058	0.08	30.23
2019	1,481		31.0237		45,936	0.22	31.27
2018	1,170		23.6327		27,644	0.40	(6.64)

F29
2022	2,130		57.5857		122,670	0.41	(26.38)
2021	2,156		78.2229		168,680	0.05	27.71
2020	2,179		61.2509		133,490	0.15	30.43
2019	2,206		46.9606		103,608	0.30	31.45
2018	3,072		35.7254		109,745	0.61	(6.49)

F21
2022	93		43.7198		4,049	0.49	(24.52)
2021	91		57.9247		5,292	—	23.08
2020	90		47.0619		4,244	0.06	43.75
2019	88		32.7390		2,880	0.16	34.18
2018	85		24.3985		2,076	0.14	(0.27)

F26
2022	3,273	32.9894	to	41.0407	110,946	1.16	(18.42)
2021	3,770	40.4373	to	50.3063	157,871	1.03	28.26
2020	4,174	31.5284	to	39.2230	137,734	1.53	17.95
2019	4,481	26.7313	to	33.2552	126,978	1.82	31.02
2018	4,258	20.4025	to	25.3818	91,607	1.51	(4.73)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
FM7
2022	7,453		$42.7088		$318,329	1.36%	(18.30%)
2021	7,360		52.2724		384,703	1.19	28.45
2020	7,071		40.6960		287,758	1.62	18.13
2019	7,729		34.4515		266,287	1.89	31.22
2018	8,019		26.2558		210,551	1.80	(4.59)

F41
2022	2,636	27.0930	to	34.1665	80,812	0.26	(14.97)
2021	2,819	31.8617	to	40.1802	101,677	0.37	25.31
2020	3,005	25.4271	to	32.0656	86,700	0.40	17.87
2019	3,146	21.5726	to	27.2049	77,484	0.71	23.17
2018	2,622	17.5142	to	22.0869	51,612	0.38	(14.77)

FM8
2022	869		13.1709		11,449	1.35	1.36
2021	877		12.9938		11,391	0.00	0.01
2020	807		12.9924		10,483	0.29	0.28
2019	964		12.9560		12,491	1.90	1.92
2018	945		12.7123		12,012	1.54	1.55

F23
2022	5,237		23.8826		125,076	0.97	(24.58)
2021	5,324		31.6676		168,594	0.46	19.57
2020	5,293		26.4839		140,187	0.34	15.49
2019	5,735		22.9310		131,517	1.68	27.67
2018	5,886		17.9607		105,719	1.50	(14.88)

FE3
2022	852	18.0025	to	21.0538	15,341	2.08	(8.17)
2021	917	19.6033	to	22.9259	17,970	0.95	4.44
2020	903	18.7696	to	21.9509	16,952	2.83	6.85
2019	856	17.5658	to	20.5431	15,039	0.33	17.38
2018	841	14.9651	to	17.5016	12,585	2.28	(10.55)

T20
2022	2,557		27.4912		70,301	3.06	(7.61)
2021	2,674		29.7541		79,575	1.84	4.16
2020	2,648		28.5662		75,629	3.45	(1.16)
2019	2,694		28.9008		77,855	1.82	12.53
2018	3,131		25.6830		80,402	2.70	(15.44)

F56[5]
2018	565		17.9425		15,036	1.97	(14.85)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
F54
2022	312	$18.6205	to	$22.9734	$5,802	1.56%	(7.43%)
2021	508	20.1153	to	24.8176	10,222	2.78	19.17
2020	642	16.8798	to	20.8258	10,842	2.96	(5.04)
2019	598	17.7763	to	21.9318	10,640	1.85	22.57
2018	609	14.5028	to	17.8930	8,828	2.43	(9.07)

F53
2022	1,351	29.2062	to	31.6076	40,986	0.99	(10.06)
2021	1,347	32.4746	to	35.1448	45,551	1.03	25.37
2020	1,348	25.9039	to	28.0338	36,417	1.48	5.19
2019	1,340	24.6261	to	26.6509	34,516	1.06	26.35
2018	1,337	19.4907	to	21.0933	27,318	0.90	(12.88)

T28
2022	440	16.2045	to	16.5166	7,124	4.27	(10.75)
2021	445	18.1566	to	18.5064	8,079	3.31	2.11
2020	449	17.7816	to	18.1241	7,988	4.98	3.43
2019	454	17.1920	to	17.5232	7,808	3.74	8.05
2018	459	15.9105	to	16.2170	7,301	3.79	(2.13)

G32
2022	2		49.2226		84	1.15	(9.99)
2021	2		54.6843		96	0.48	30.95
2020	2		41.7598		76	—	8.40
2019	2		38.5226		72	1.52	31.53
2018	2		29.2887		57	1.56	(10.46)

G31
2022	372		38.8508		14,471	0.82	(19.74)
2021	373		48.4055		18,059	0.84	29.41
2020	371		37.4061		13,891	0.90	17.55
2019	368		31.8225		11,715	1.32	25.21
2018	365		25.4152		9,286	1.26	(6.19)

IB1
2022	80		42.8681		3,447	1.67	(5.75)
2021	79		45.4842		3,607	1.59	28.51
2020	78		35.3948		2,746	2.37	2.09
2019	74		34.6691		2,553	1.88	25.19
2018	71		27.6931		1,965	2.06	(13.38)

A21
2022	1,533	14.4265	to	29.9858	45,389	0.98	(18.31)
2021	1,090	17.6591	to	36.7047	39,221	1.21	5.89
2020	2,142	16.6770	to	34.6634	73,442	2.27	14.00
2019	2,902	14.6296	to	30.4078	87,454	1.32	28.57
2018	14,131	11.3785	to	23.6504	333,536	2.03	(14.98)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
MB0
2022	803		$32.1561		$25,805	—%	(18.14%)
2021	874		39.2814		34,326	—	17.74
2020	930		33.3635		31,015	—	17.73
2019	906		28.3396		25,670	0.34	28.85
2018	866		21.9939		19,047	0.30	(14.15)

MB1
2022	2,303		10.4457		24,052	2.68	(14.16)
2021	2,377		12.1684		28,923	2.42	11.05
2020	2,422		10.9580		26,541	1.73	8.90
2019	2,300		10.0627		23,144	2.89	20.32
2018	2,158		8.3629		18,048	1.46	(20.57)

MB5
2022	1,454		35.0585		50,948	—	(25.41)
2021	1,519		47.0015		71,371	—	21.49
2020	1,548		38.6861		59,853	—	28.89
2019	1,573		30.0140		47,186	—	36.09
2018	1,548		22.0541		34,111	—	(4.95)

MA9
2022	1,419		24.5788		34,874	2.00	(1.45)
2021	1,618		24.9405		40,352	1.61	30.01
2020	1,734		19.1840		33,250	2.04	(3.16)
2019	1,631		19.8104		32,295	1.81	21.52
2018	1,558		16.3026		25,398	1.46	(12.07)

MD8
2022	5,479		10.4670		57,350	1.10	1.17
2021	6,635		10.3457		68,640	—	—
2020	7,857		10.3457		81,285	0.20	0.22
2019	5,653		10.3230		58,346	1.21	1.64
2018	18,448		10.1569		187,372	1.37	1.26

M35
2022	1,339		17.9455		24,023	1.48	(9.84)
2021	1,355		19.9038		26,968	1.62	13.84
2020	1,368		17.4847		23,917	2.10	9.52
2019	1,383		15.9654		22,079	2.15	20.12
2018	1,397		13.2916		18,571	2.00	(5.87)

M31
2022	524	34.5512	to	35.1065	18,416	—	(31.63)
2021	1,107	50.5391	to	51.3514	56,872	—	23.53
2020	1,281	40.9115	to	41.5691	53,243	—	31.86
2019	1,589	31.0273	to	31.5259	50,095	—	38.15
2018	9,652	22.4593	to	22.8202	220,261	0.09	2.67

MF1
2022	975	33.2315	to	33.9711	33,116	—	(28.70)
2021	1,395	46.6065	to	47.6438	66,450	—	14.11
2020	2,519	40.8425	to	41.7515	105,188	—	36.48
2019	2,570	29.9257	to	30.5918	78,618	—	38.66
2018	2,625	21.5819	to	22.0622	57,906	—	1.24

M05
2022	292	26.8603	to	27.4581	8,025	—	(29.76)
2021	285	38.2396	to	39.0905	11,149	—	1.80
2020	281	37.5634	to	38.3993	10,772	—	45.89
2019	277	25.7483	to	26.3213	7,286	—	41.70
2018	402	18.1710	to	18.5754	7,475	—	(1.48)

M06
2022	11,509	11.4772	to	11.5199	132,264	2.70	(13.94)
2021	12,473	13.3355	to	13.3851	166,581	2.68	(0.81)
2020	12,568	13.4448	to	13.4949	169,223	3.47	8.47
2019	12,657	12.3952	to	12.4413	157,110	3.66	10.21
2018	8,333	11.2473	to	11.2892	94,074	3.87	(1.09)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
M33
2022	1,157	$30.5561	to	$31.1771	$36,064	0.47%	(17.21%)
2021	1,287	36.9083	to	37.6584	48,484	0.54	24.80
2020	1,344	29.5735	to	30.1746	40,548	0.73	16.59
2019	1,337	25.3647	to	25.8802	34,593	0.80	32.95
2018	1,314	19.0788	to	19.4665	25,580	0.71	(4.37)

M44
2022	157		17.3376		2,724	2.44	0.76
2021	158		17.2077		2,711	1.76	14.09
2020	157		15.0824		2,364	2.52	5.90
2019	155		14.2417		2,212	5.13	25.07
2018	715		11.3872		8,136	1.14	1.06

M40
2022	1,198	16.6513	to	16.7805	20,070	2.23	0.48
2021	1,210	16.5719	to	16.7005	20,173	1.55	13.82
2020	1,219	14.5594	to	14.6723	17,870	2.24	5.62
2019	1,236	13.7845	to	13.8914	17,129	4.29	24.80
2018	289	11.0451	to	11.1308	3,187	0.87	0.81

M83
2022	2,811	28.7012	to	29.4842	82,872	1.39	(5.91)
2021	2,987	30.5032	to	31.3354	93,588	1.34	25.45
2020	3,063	24.3146	to	24.9779	76,515	1.59	3.48
2019	3,018	23.4980	to	24.1390	72,846	2.20	29.80
2018	3,594	18.1031	to	18.5969	66,840	1.56	(10.09)

M08
2022	6,815	20.0339	to	20.0854	136,630	1.15	(6.14)
2021	7,195	21.3451	to	21.4000	153,680	1.17	25.16
2020	7,455	17.0546	to	17.0984	127,229	1.35	3.22
2019	7,598	16.5224	to	16.5649	125,626	1.94	29.51
2018	7,116	12.7581	to	12.7909	90,848	1.35	(10.36)

MB6
2022	122		41.6834		5,088	1.12	(16.00)
2021	122		49.6257		6,074	1.12	29.53
2020	122		38.3131		4,675	1.68	15.34
2019	120		33.2178		3,994	1.50	29.17
2018	119		25.7155		3,054	1.42	(7.74)

MA0
2022	2,221		17.7242		39,366	3.14	(16.62)
2021	2,241		21.2578		47,644	2.71	(1.66)
2020	2,259		21.6162		48,822	3.31	10.34
2019	2,288		19.5908		44,820	4.23	14.46

MA1
2022	103		13.5029		1,395	3.58	(19.94)
2021	152		16.8669		2,562	0.26	(7.02)
2020	219		18.1413		3,974	2.90	10.33
2019	300		16.4423		4,940	0.31	20.18
2018	259		13.6813		3,541	0.11	(14.13)

M96
2022	921		18.8487		17,351	2.00	(12.26)
2021	652		21.4816		14,015	2.08	(1.89)
2020	718		21.8950		15,729	2.97	6.38
2019	975		20.5821		20,074	2.05	6.53
2018	7,528		19.3210		145,458	3.24	0.47

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
MA6
2022	1,351	$13.8721	to	$30.6919	$41,272	5.38%	(10.51%)
2021	1,297	15.5021	to	34.2983	44,240	4.98	3.49
2020	1,726	14.9798	to	33.1427	56,951	5.70	5.09
2019	2,064	14.2548	to	31.5387	64,814	5.53	14.81
2018	4,260	12.4163	to	27.4710	116,774	5.62	(3.08)

M97
2022	267		28.4193		7,591	0.29	(14.95)
2021	306		33.4165		10,228	0.46	9.27
2020	405		30.5825		12,399	1.38	15.84
2019	577		26.4013		15,236	0.91	27.30
2018	3,696		20.7396		76,654	1.00	(9.02)

MD5
2022	1,199		27.4149		32,880	0.38	(15.18)
2021	1,266		32.3220		40,916	0.39	8.99
2020	1,269		29.6552		37,635	1.28	15.50
2019	1,247		25.6753		32,008	1.01	27.11
2018	1,214		20.1991		24,526	0.81	(9.30)

ME3
2022	43	12.9717	to	17.5138	562	1.63	(17.80)
2021	48	15.7808	to	21.3065	768	0.67	11.27
2020	53	14.1828	to	19.1490	751	1.85	12.71
2019	57	12.5831	to	16.9891	725	1.19	27.67
2018	62	9.8560	to	13.3071	616	1.24	(14.32)

MB8
2022	515	35.6289	to	49.3417	23,051	0.73	(18.37)
2021	604	43.6489	to	60.4485	32,283	0.88	29.64
2020	706	33.6702	to	46.6292	28,229	0.84	2.23
2019	833	32.9346	to	45.6105	31,701	0.66	26.78
2018	887	25.9787	to	35.9773	27,630	0.88	(5.11)

MF6
2022	989	19.5954	to	49.1799	47,007	1.61	(26.94)
2021	1,029	26.8199	to	67.3116	65,959	1.52	30.12
2020	1,050	20.6109	to	51.7286	50,686	4.88	1.49
2019	1,178	20.3092	to	50.9714	55,133	3.57	26.87
2018	1,341	16.0074	to	40.1750	50,552	4.07	(3.03)

MF8
2022	—		33.2956		2	—	(18.27)
2021	—		40.7379		16	—	15.76
2020	26,618		35.1929		936,790	2.11	15.80
2019	27,256		30.3921		828,366	2.31	26.96
2018	28,011		23.9376		670,525	1.85	(5.20)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
MG0
2022	1,589		$13.1209		$20,848	4.34%	(21.55%)
2021	1,603		16.7255		26,818	1.05	1.63
2020	1,616		16.4580		26,593	0.47	13.55
2019	1,637		14.4943		23,723	1.83	8.26
2018	1,921		13.3880		25,723	2.10	(4.47)

MF2
2022	34,733	12.5987	to	12.7689	438,920	2.10	(4.14)
2021	30,983	13.1422	to	13.3198	408,610	2.19	0.16
2020	28,673	13.1216	to	13.2990	377,593	3.21	4.34
2019	30,665	12.5759	to	12.7458	387,132	2.78	5.19
2018	24,378	11.9557	to	12.1173	293,183	2.16	1.28

MG3
2022	1,799	33.3549	to	36.6222	65,499	0.98	(8.79)
2021	1,875	36.5674	to	40.1495	74,900	0.81	30.99
2020	1,958	27.9169	to	30.6515	59,704	1.23	3.87
2019	2,058	26.8770	to	29.5098	60,444	1.32	31.12
2018	2,389	20.4982	to	22.5061	53,108	0.90	(11.45)

MG5
2022	43,311		27.4623		1,189,421	2.05	(16.76)
2021	44,292		32.9932		1,461,346	2.03	11.61
2020	12,751		29.5623		376,969	2.38	14.29
2019	13,073		25.8654		338,128	2.59	22.23
2018	11,741		21.1618		248,463	2.17	(3.85)

ME0
2022	202		43.2018		8,707	0.32	(10.96)
2021	311		48.5189		15,074	0.74	34.05
2020	396		36.1936		14,322	0.97	4.19
2019	572		34.7388		19,859	0.67	33.65
2018	3,191		25.9929		82,937	0.51	(10.78)

V43
2022	302		38.1538		11,505	—	(62.97)
2021	327		103.0271		33,668	—	(11.19)
2020	342		116.0142		39,666	—	152.04
2019	—		—		—	—	—
2018	94		32.8865		3,098	—	10.53

O01
2022	363		40.6588		14,750	—	(30.78)
2021	365		58.7406		21,465	—	22.57
2020	366		47.9249		17,558	—	36.59
2019	366		35.0874		12,849	0.06	36.20
2018	365		25.7626		9,413	0.33	(5.73)

O20
2022	1,194		28.0285		33,472	—	(31.94)
2021	1,205		41.1798		49,624	—	15.17
2020	1,214		35.7554		43,419	0.45	27.34
2019	1,230		28.0794		34,539	0.65	31.45
2018	836		21.3607		17,864	0.80	(13.39)

DELAWARE LIFE NY VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company of New York)

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value lowest to highest[3,4]			Net Assets	Investment Income Ratio[1]	Total Return[2]
P10
2022	2,122		$8.4484		$17,928	21.20%	8.61%
2021	2,177		7.7783		16,932	4.30	33.34
2020	2,243		5.8334		13,082	6.35	13.55
2019	2,330		5.7556		13,408	4.48	11.43
2018	192		5.1652		990	2.10	(14.13)

PK8
2022	1,538	17.4357	to	38.1434	58,674	4.85	(15.73)
2021	2,836	20.6859	to	45.2649	98,029	4.51	(2.57)
2020	3,405	21.2296	to	46.4610	126,822	4.63	6.70
2019	3,588	19.8956	to	43.5419	126,446	4.52	14.80
2018	2,553	17.3347	to	37.9296	96,832	4.06	(4.73)

PK9
2020	1,972	16.1225	to	16.4673	32,466	7.95	16.83
2019	1,910	13.7995	to	14.0946	26,916	2.22	17.06
2018	1,851	11.7881	to	12.0402	22,288	1.71	(5.46)

P06
2022	1,031	15.0451	to	21.5912	22,256	7.01	(11.91)
2021	1,160	17.0780	to	24.5104	28,438	4.98	5.61
2020	1,192	16.1745	to	23.2087	27,656	1.46	11.72
2019	1,130	14.4787	to	20.7744	23,480	1.71	8.45
2018	1,057	13.3522	to	19.1566	20,255	2.54	(2.20)

P07
2022	2,509	15.3712	to	21.0379	52,778	2.56	(14.31)
2021	1,911	17.9360	to	24.5506	46,917	1.82	(1.27)
2020	2,133	18.1660	to	24.8657	53,046	2.14	8.66
2019	2,637	16.7201	to	22.8838	60,338	2.90	8.37
2018	10,180	15.4308	to	21.1162	214,957	2.53	(0.53)

307
2022	3,708		52.4019		194,322	—	(38.50)
2021	3,902		85.2092		332,487	—	17.62
2020	4,412		72.4438		319,611	—	34.28
2019	3,597		53.9502		194,063	—	29.89
2018	3,761		41.5357		156,206	—	1.92

[1]

Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

[2]

Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

[3]

These unit values are not a direct calculation of net asset over the number of units allocated to the Sub-Account. Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

[4]

Due to the timing difference of the launch date of certain VUL products, some Sub-Accounts may have multiple unit values even though these products have no expense charges that result in a direct reduction to unit values.

[5]	Sub-Account F56 is active but has had zero balance since 2019.

Delaware Life Insurance Company of New York

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2022 and 2021 and for the Years Ended

December 31, 2022, 2021 and 2020

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

KPMG LLP One Financial Plaza 755 Main Street Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors

Delaware Life Insurance Company of New York:

Opinions

We have audited the financial statements of Delaware Life Insurance Company of New York (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for the years then ended, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flow for the years then ended in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 1 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

    KPMG International Limited, a private English company limited by guarantee.

Other Matter

The accompanying financial statements of the Company for the year ended December 31, 2020 were audited by other auditors whose report thereon, dated April 28, 2021, expressed an adverse opinion on those financial statements with respect to U.S. generally accepted accounting principles and an unmodified opinion with respect to accounting practices prescribed or permitted by the New York State Department of Financial Services.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

April 26, 2023

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2022 AND 2021 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

ADMITTED ASSETS	2022	2021	LIABILITIES, CAPITAL STOCK AND SURPLUS	2022	2021
GENERAL ACCOUNT ASSETS			GENERAL ACCOUNT LIABILITIES
Bonds	$759,128	$963,960	Aggregate reserve for life contracts	$501,181	$493,191
Preferred stocks	6,109	8,547	Liability for deposit-type contracts	19,024	19,295
Mortgage loans on real estate	14,537	34,977	Contract claims	537	1,648
Cash	25,074	44,073	Other amounts payable on reinsurance	7,130	3,521
Contract loans	6,538	6,206	Interest maintenance reserve	18,673	23,731
Other invested assets	24,477	29,777	Commissions to agents due or accrued	249	336
Receivable for securities	316	571	General expenses due or accrued	1,090	1,511
Investment income due and accrued	8,319	9,827	Transfers from Separate Accounts due or accrued, net	(7,931)	(55,700)
Deferred premiums	31	33	Taxes, licenses and fees due and accrued	4,655	4,307
Amounts recoverable from reinsurers	5,257	2,962	Current federal and foreign income taxes	1,387	8,068
Net deferred tax asset	21,967	21,761	Remittances and items not allocated	2,393	1,697
Other assets	805	804	Asset valuation reserve	279	11,302

			Payable to parent and affiliates	644	200
			Reinsurance in unauthorized and certified companies	1,035	1,397
			Funds held under coinsurance	160,431	160,039
			Payable for securities	447	3,605
			Other liabilities	939	1,305

Total general account assets	872,558	1,123,498	Total general account liabilities	712,163	679,453
SEPARATE ACCOUNT ASSETS	781,327	1,028,372	SEPARATE ACCOUNT LIABILITIES	781,326	1,028,370

			Total liabilities	1,493,489	1,707,823
			CAPITAL STOCK AND SURPLUS
			Common capital stock, $350 par value – 6,001 shares
			authorized: 6,001 shares issued and outstanding	2,100	2,100
			Gross paid in and contributed surplus	357,400	357,400
			Unassigned funds	(199,104)	84,547

			Total surplus	158,296	441,947

			Total common capital stock and surplus	160,396	444,047

TOTAL ADMITTED ASSETS	$1,653,885	$2,151,870	TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$1,653,885	$2,151,870

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020 (IN THOUSANDS)

	2022	2021	2020
INCOME:
Premiums and annuity considerations	$8,226	$12,076	$13,251
Considerations for supplementary contracts with life contingencies	5,843	6,617	5,981
Net investment income	43,369	46,324	44,078
Amortization of interest maintenance reserve	615	1,529	1,351
Commissions and expense allowances on reinsurance ceded	549	615	613
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	14,913	17,232	17,150
Other income	2,634	3,195	3,245

Total Income	76,149	87,588	85,669
BENEFITS AND EXPENSES:
Death benefits	82	136	109
Annuity benefits	36,275	34,661	38,521
Surrender benefits and withdrawals for life contracts	92,824	107,348	119,409
Interest and adjustments on contracts or deposit-type contract funds	1,245	1,426	1,337
Payments on supplementary contracts with life contingencies	6,934	6,268	7,148
Increase (decrease) in aggregate reserves for life and accident and health contracts	7,989	(38,603)	(47,813)

Total Benefits	145,349	111,236	118,711
Commissions on premiums and annuity considerations (direct business only)	2,999	3,751	3,873
General insurance expenses	6,510	6,015	6,812
Insurance taxes, licenses and fees, excluding federal income taxes	339	(484)	(1,229)
Net transfers from Separate Accounts net of reinsurance	(42,396)	(103,353)	(116,590)
Other deductions	6,602	8,316	6,771

Total Benefits and Expenses	119,403	25,481	18,348
Net gain from operations before federal income tax expense and net realized capital (losses) gains	(43,254)	62,107	67,321
Federal income tax (benefit) expense, excluding tax on capital (losses) gains	(4,139)	8,081	9,089

Net (loss) gain from operations after federal income taxes and before net realized capital (losses) gains	(39,115)	54,026	58,232
Net realized capital (losses) gains less capital gains tax and transfers to the interest maintenance reserve	1,185	(26)	(288)

NET (LOSS) INCOME	$(37,930)	$54,000	$57,944

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020 (IN THOUSANDS)

	2022	2021	2020
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$444,047	$450,340	$398,539
Net (loss) income	(37,930)	54,000	57,944
Change in net unrealized capital (losses) gains, net of deferred income tax	(2,578)	1,253	(1)
Change in net deferred income tax	3,822	(3,338)	(4,586)
Change in nonadmitted assets	(4,325)	(3)	(2)
Change in liability for reinsurance in unauthorized and certified companies	363	(482)	104
Change in asset valuation reserve	11,023	509	(1,658)
Dividends to stockholder	(254,026)	(58,232)	—

CAPITAL STOCK AND SURPLUS, END OF YEAR	$160,396	$444,047	$450,340

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020 (IN THOUSANDS)

	2022	2021	2020
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$14,071	$18,691	$19,234
Net investment income	47,223	46,402	43,783
Miscellaneous income	18,096	21,043	21,008

Total receipts	79,390	86,136	84,025
Benefits and loss related payments	(137,165)	(151,439)	(164,863)
Net transfers from Separate Accounts	90,165	89,391	109,652
Commissions and expenses paid	(16,291)	(18,719)	(17,404)
Federal and foreign income taxes (paid) recovered	—	(27,515)	—

Total payments	(63,291)	(108,282)	(72,615)

Net cash from operations	16,099	(22,146)	11,410

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured or repaid:
Bonds	257,329	401,778	200,456
Stocks	1,535	13,677	1,109
Mortgage loans	21,027	11,234	4,236
Other invested assets	5,545	—	—
Miscellaneous proceeds	—	1,831	5,637

Total investment proceeds	285,436	428,520	211,438
Cost of investments acquired:
Bonds	(61,593)	(417,730)	(140,387)
Stocks	—	(4,500)	(500)
Mortgage loans	—	(7)	—
Other invested assets	(2,146)	(16,237)	(83)
Miscellaneous applications	(3,341)	(364)	(223)

Total investments acquired	(67,080)	(438,838)	(141,193)
Net increase in contract loans and premium notes	(355)	593	(954)

Net cash from investments	218,001	(9,725)	69,291

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus, less treasury stock	—	—	—
Net deposits on deposit-type contracts and other liabilities	(271)	(451)	2,694
Dividends to stockholder	(254,026)	(58,232)	—
Other cash provided	1,198	5,756	2,463

Net cash from financing and miscellaneous sources	(253,099)	(52,927)	5,157

Net change in cash, cash equivalents and short-term investments	(18,999)	(84,798)	85,858
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	44,073	128,871	43,013

End of year	$25,074	$44,073	$128,871

	2022	2021	2020
SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES
Exchanges of debt securities	$2,977	$31,685	$5,224
Transfer of bonds to other invested assets	—	4,895	—
Transfer of bonds to preferred stocks	—	1,492	—
Transfer of common stocks to other invested assets	—	4,340	—

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company of New York (the “Company”) is a stock life insurance company incorporated under the laws of the State of New York. The Company is a direct, wholly-owned subsidiary of Delaware Life Insurance Company (“DLIC”). DLIC is a wholly-owned subsidiary of DLIC Sub-Holdings, LLC.

On November 18, 2022, DLIC announced the execution of a definitive agreement to sell the Company to Nassau Financial Group, L.P. The transaction is subject to customary closing conditions, including receipt of regulatory approvals.

The Company’s business includes a variety of wealth accumulation and protection products, including individual fixed and variable annuities, individual and group life insurance, and group disability insurance. The Company has reinsured certain risks related to some of these products to former affiliated and non-affiliated reinsurers. The Company formerly sold group life and disability insurance, of which 100% of these risks have been reinsured.

BASIS OF PRESENTATION – ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (the “Department”). The Department recognizes only statutory accounting principles prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners’ (“NAIC’s”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of New York.

The State of New York’s Regulation 172 did not adopt the guidance prescribed within paragraph 11 and footnote 1 of Statement of Statutory Accounting Principles (“SSAP”) No. 72, Surplus and Quasi-Reorganization, resulting in a prescribed practice impacting the Company’s payment of an extraordinary dividend during the year. The extraordinary dividend is disclosed in Note 14. The prescribed practice does not impact the Company’s presentation of net income or total capital stock and surplus.

There was no difference in the Company’s net income (loss) between NAIC SAP and practices prescribed and permitted by the State of New York for the years ended December 31, 2022, 2021 and 2020. A reconciliation of the Company’s capital stock and surplus between NAIC SAP and practices prescribed by the State of New York as of December 31, 2022 is shown below:

(In Thousands)	As of December 31, 2022
	State of New York Basis, as reported	NAIC SAP
Capital stock and surplus
Common capital stock	$2,100	$2,100
Gross paid in and contributed surplus	357,400	158,296
Unassigned funds	(199,104)	—

Total common capital stock and surplus	$160,396	$160,396

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Accounting principles and procedures of the NAIC, as prescribed or permitted by the Department, comprise a basis of accounting principles other than accounting principles generally accepted in the United States of America (“GAAP”). The effects on the financial statements of the variances between NAIC SAP and GAAP are not reasonably determinable and are presumed to be material. The primary differences between GAAP and NAIC SAP can be summarized as follows:

•

The Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”) are eliminated with unrealized gains and losses reported directly in equity and realized gains and losses reported in income;

•	Certain assets designated under NAIC SAP as “nonadmitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Certain policy acquisition costs and sales inducements are deferred and amortized over the estimated life of the policies rather than charged to operations as incurred;

•	Policy and contract reserves for traditional life insurance are based on best estimates of expected mortality, morbidity, persistency and interest rather than based on prescribed methodologies;

•

Policy reserves on universal life and certain investment products are reported at account value, including additional liabilities for certain guaranteed benefits such as lifetime income benefit riders valued using actuarial assumptions for GAAP, rather than using prescribed statutory methodologies under NAIC SAP;

•	Certain premiums for life and annuity contracts are recognized as deposits for GAAP rather than recorded as premiums in the period received;

•

For equity method investments under GAAP, investee earnings and losses are reported in income and dividends of undistributed earnings reduce the carrying value of the investment. Under NAIC SAP, investee earnings and losses are reported as a change in unrealized gain/loss in capital and surplus, while dividends of accumulated undistributed earnings are reported in investment income;

•

Bonds designated as available for sale and trading securities are reported at fair value for GAAP rather than at amortized cost, with unrealized gains and losses reported in equity and income, respectively;

•

Equity/fund investments such as mutual funds and exchange traded funds are classified as equity securities and reported at fair value with changes in fair value reported in earnings under GAAP. Under NAIC SAP, these qualify for special bond treatment and are reported using the systematic valuation method;

•

All equity securities, excluding equity method investments, are carried at fair value with changes in fair value reported in earnings for GAAP rather than as unrealized gains and losses in capital and surplus for NAIC SAP;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for NAIC SAP. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for NAIC SAP;

•

The statements of cash flow reconcile to changes in cash, cash equivalents and restricted cash for GAAP. Under NAIC SAP, the Statutory Statements of Cash Flow reconcile to changes in cash, cash equivalents and short-term investments with original maturities of one year or less. A reconciliation of net income to net cash provided by operating activities is not required;

•

Generally, changes in deferred taxes are reported as a component of net income under GAAP. Under NAIC SAP, changes in deferred taxes are direct adjustments to surplus and separately reported in the Statutory Statements of Changes in Capital Stock and Surplus;

•	Money market funds are classified as short-term investments under GAAP and cash equivalents under NAIC SAP; and

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

•

Certain contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, bonds, equity securities, and mortgage loans. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is an NAIC 6 per the model, further comparison based on fair value is required which, in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, (“SSAP No. 43R”) includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for OTTI adjustment is further described in Note 3.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Preferred Stocks

Preferred stocks are stated in accordance with guidance provided in SSAP No. 32R, Investments in Preferred Stock. Effective January 1, 2021, perpetual preferred stocks and mandatory convertible preferred stocks are reported at fair value and can not exceed stated call price. Redeemable preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6. Redeemable preferred stocks with an NAIC rating designation of 4, 5, or 6 are stated at the lower of amortized cost or fair value.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statutory Statements of Operations using the effective interest rate method. Mortgage loans are collateralized by the related properties and the Company regularly assesses the value of the collateral.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans, and these mortgage loans are placed in a non-accrual status when the collection of contractually-specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually-specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes the accrual of income. However, if the original terms of the contract have been changed, resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Cash

Cash constitutes a medium of exchange that a bank or other similar financial institution will accept for deposit and allow an immediate credit to the depositor’s account. Also classified as cash for financial statement purposes, although not falling within the above definition of cash, are savings accounts and certificates of deposits in banks or other similar financial institutions with maturity dates within one year or less from the acquisition date.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Other Invested Assets

Other invested assets include surplus debentures, non rated residual tranches on asset-backed securities, and collateral loans. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the audited underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on other invested assets is evaluated under the methodology described in Note 3.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies, accident and health insurance policies, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Accident and health insurance benefit reserves are developed by actuarial methods and are determined based on either published tables using specified statutory interest rates, mortality or morbidity assumptions, Company experience, and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the amounts required by law.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DEPOSIT-TYPE CONTRACTS

Liabilities for investment-type contracts, such as supplementary contracts not involving life contingencies, are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, deferred tax assets (“DTAs”), net of any nonadmitted portion, and deferred tax liabilities (“DTLs”) are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and deferred tax liabilities are measured using the enacted tax rates on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. Gross deferred tax assets are first reduced by a statutory valuation allowance, if deemed appropriate. The Company then determines the admissibility of the remaining net deferred tax assets, after valuation allowance, subject to admissibility limitations set forth in NAIC SAP.

FUNDS HELD UNDER COINSURANCE

Certain of the Company’s universal life insurance policies are reinsured on a coinsurance and funds held coinsurance basis. The Company accounts for funds held under coinsurance in accordance with SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (“SSAP No. 61R”). The amount withheld by the Company under this arrangement is recorded as a liability on the Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus.

SEPARATE ACCOUNTS

The assets and liabilities of the Separate Account shown in the Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus are reported at fair value or if there is no readily available market, then in accordance with the valuation procedures in the applicable contract. These represent funds that are segregated and maintained for the benefit of Separate Account contract-holders.

2.	RELATED-PARTY TRANSACTIONS

The following is a summary of material transactions with affiliates and other related parties.

Dividends/Distributions

Refer to Note 14 for disclosure of dividends paid by the Company.

Agreements and Other Transactions with Affiliates and Related Parties

The Company has a management services agreement with DLIC pursuant to which DLIC furnishes various investment, actuarial, and administrative services on a cost-reimbursement basis. Expenses incurred under this agreement amounted to approximately $4.9 million, $4.3 million, and $4.8 million for the years ended December 31, 2022, 2021, and 2020, respectively.

The Company is party to a federal tax allocation agreement with DLIC as the common parent of an affiliated group of companies, of which the Company is a member. Refer to Note 13.

The Company has an amended and restated investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. GPIM managed $2.3 million and $7.8 million of the Company’s investments as of December 31, 2022 and 2021.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

In March 2021, the Company purchased a non-affiliated bond from DLIC for $8.0 million.

In January 2020, the Company, as borrower, entered into a $50.0 million demand promissory note (the “Note”) with DLIC as lender. The Company’s borrowings under the Note may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with no commitment fees for any unused portion of the Note. There was no amount outstanding under the Note as of December 31, 2022 and 2021.

3.	BONDS AND PREFERRED STOCKS

The carrying value and fair value of the Company’s bonds and preferred stocks as of December 31, 2022 and 2021 were as follows:

	December 31, 2022
		Gross	Gross
	Carrying	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$17,062	$—	$(2,456)	$14,606
All Other Government:
U.S. States, Territories and Possessions (Direct and Guaranteed)	2,461	—	(283)	2,178
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	48,790	37	(6,029)	42,798
Industrial and Miscellaneous (Unaffiliated)	654,490	940	(101,060)	554,370
Hybrid Securities	36,325	3	(4,444)	31,884

Total Bonds	$759,128	$980	$(114,272)	$645,836

Preferred Stocks	$6,109	$—	$(478)	$5,631

	December 31, 2021
		Gross	Gross
	Carrying	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$18,215	$4,232	$(10)	$22,437
All Other Government:
U.S. States, Territories and Possessions (Direct and Guaranteed)	5,558	820	(4)	6,374
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	94,484	8,892	(193)	103,183
Industrial and Miscellaneous (Unaffiliated)	800,486	60,697	(2,803)	858,380
Hybrid Securities	45,217	3,319	(776)	47,760

Total Bonds	$963,960	$77,960	$(3,786)	$1,038,134

Preferred Stocks	$8,547	$425	$—	$8,972

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Expected maturities differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. The carrying value and fair value of bonds, other than ABS and MBS, as of December 31, 2022 by contractual maturity are as follows:

	December 31, 2022
	Carrying	Estimated
(In Thousands)	Value	Fair Value
Due In One Year or Less	$26,276	$26,544
Due After One Year Through Five Years	86,292	82,749
Due After Five Years Through Ten Years	123,125	107,702
Due After Ten Years	448,660	363,170

Total Before Asset and Mortgage-Backed Securities	684,353	580,165
Asset and Mortgage-Backed Securities	74,775	65,671

Total	$759,128	$645,836

Bonds included above with a carrying value of approximately $0.4 million at each year ended December 31, 2022 and 2021 were on deposit with the Department as required.

Investment grade bonds were 96.8% and 96.5% of the Company’s total bonds as of December 31, 2022 and 2021, respectively.

Exposure to any single issuer is less than 10% of net admitted assets.

Other-Than-Temporary-Impairments

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized is the difference between the amortized cost basis and the fair value of the security. In accordance with SSAP No. 43R, the amount of OTTI that is non-interest related shall be recorded through the AVR, and the amount of the OTTI that is interest related shall be recorded through the IMR.

If the Company does not intend to sell the LBSS, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no other than temporary impairments recorded in 2022, 2021, and 2020 on LBSS held pursuant to SSAP No. 43R.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. OTTI has occurred when it is probable that all amounts due according to the contractual terms will not be collected or when a decision to sell the bond at an amount below its carrying value has been made. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company performs quarterly procedures in determining whether a security is other than temporarily impaired. The process involves a screening of all securities with a fair value less than the amortized cost basis. As part of this screening, the Company also incorporates a monitor and watch list maintained by investment managers. Inclusion in this list may be driven by heightened risk of particular sectors driven by macro events or credit events on individual issuers or particular investments, such as a ratings downgrade. Based on the evidence, securities identified may be subject to further review to evaluate issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. Upon completion of this screening process, the relevant information is provided to the Company’s Asset Valuation Committee, which is composed of investment and finance professionals, to exercise judgment to conclude on whether there is OTTI.

Should it be determined that a security is other than temporarily impaired, the Company records a loss through an appropriate adjustment in carrying value. In 2022 and 2021, there was $0.1 million and $0.1 million of OTTI recognized for LBSS held as of December 31, 2022 and December 31, 2021, respectively, where the present value of estimated cash flows expected to be collected was less than the amortized cost of the securities. In 2020, $0.7 million of OTTI was recognized based on an intent to sell aviation industry assets prior to year end or shortly afterwards.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The following tables analyze the Company’s investment positions with unrealized losses segmented by type of security and period of continuous unrealized loss as of December 31, 2022 and 2021:

	2022
(In Thousands Except # of Securities)	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

Bonds:
U.S. Governments	2	$11,637	$(2,426)	1	$2,969	$(30)	3	$14,606	$(2,456)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	2,178	(283)	—	—	—	1	2,178	(283)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	31	31,216	(3,078)	15	9,734	(2,951)	46	40,950	(6,029)
Industrial and Miscellaneous (Unaffiliated)	352	340,722	(40,188)	157	191,454	(60,872)	509	532,176	(101,060)
Hybrid Securities	11	18,643	(1,933)	5	12,229	(2,511)	16	30,872	(4,444)

Total Bonds	397	$404,396	$(47,908)	178	$216,386	$(66,364)	575	$620,782	$(114,272)

Preferred Stocks	—	$—	$—	2	$1,522	$(478)	2	$1,522	$(478)

	2021
	Less than 12 months			12 months or more			Total
(In Thousands Except # of Securities)			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses

Bonds:
U.S. Governments	1	$2,987	$(10)	1	$7	$—	2	$2,994	$(10)
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	746	(4)	—	—	—	1	746	(4)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	7	6,401	(54)	3	1,951	(139)	10	8,352	(193)
Industrial and Miscellaneous (Unaffiliated)	89	150,512	(2,386)	13	10,824	(417)	102	161,336	(2,803)
Hybrid Securities	—	—	—	2	11,185	(776)	2	11,185	(776)

Total Bonds	98	$160,646	$(2,454)	19	$23,967	$(1,332)	117	$184,613	$(3,786)

The unrealized losses of $114.2 million on bonds as of December 31, 2022 are primarily attributable to higher interest rates and wider spread levels. As disclosed above, the Company’s bond portfolio consisted of 96.8% investment grade bonds as of December 31, 2022, which did not materially change from the 96.5% held at December 31, 2021. Full repayment of principal and interest is expected. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than par, which will equal amortized cost at maturity. Because the Company did not intend to sell these investments or lack the ability to hold them to recovery at December 31, 2022, these investments are not considered other-than-temporarily impaired.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Subprime Mortgage Related Risk Exposure

As of December 31, 2022, the Company had no indirect exposure to sub-prime loans. As of December 31, 2021, the Company had indirect exposure to sub-prime loans with a carrying value of $2.7 million, which represented approximately 0.2% of the Company’s total invested assets as of December 31, 2021.The Company’s overall exposure to sub-prime mortgage risk as of December 31, 2021 was as follows:

(In Thousands)	December 31, 2021
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$2,654	$2,654	$2,778

	$2,654	$2,654	$2,778

4.	MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases, where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loan’s values are impaired, appropriate losses are recorded.

The following table shows the geographic distribution of the carrying value of the Company’s mortgage loan portfolio as of December 31, 2022 and 2021:

(In Thousands)	2022	2021
California	$—	$7,904
Florida	1,848	2,007
Georgia	—	15
Idaho	169	209
Illinois	10,471	10,587
Kansas	—	4,885
New York	2,153	9,474
General allowance for loan loss	(104)	(104)

Total Mortgage Loans on Real Estate	$14,537	$34,977

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2022 and 2021.

The Company made $6.9 thousand of additional investments in mortgage loans during the year ended December 31, 2021. No new investments in mortgage loans were made in 2022.

During the years ended December 31, 2022, 2021 and 2020, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss for the years ended December 31, 2022 and 2021. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $0.1 million at December 31, 2022 and 2021. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2022 and 2021, the Company individually and collectively evaluated loans with a gross carrying value of $14.6 million and $35.1 million, respectively.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2022 or 2021.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information regarding the Company’s mortgage loan portfolio is as follows:

	Farm	Residential		Commercial		Mezzanine	Total
(In Thousands)		Insured	All Other	Insured	All Other
As of December 31, 2022
Recorded Investment
Current	$—	$—	$—	$—	$14,641	$—	$14,641
As of December 31, 2021
Recorded Investment
Current	$—	$—	$—	$—	$35,081	$—	$35,081

The Company did not have any mortgages on real estate past due or mortgages accruing interest more than 90 days past due or interest reduced during 2022 or 2021 and the Company had no investments in impaired loans during 2022 or 2021.

Allowance for credit losses was as follows:

(In Thousands)	2022	2021
Balance at beginning of period	$104	$104
Recoveries of amounts previously charged off	—	—

Balance at end of period	$104	$104

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The credit quality of the Company’s mortgage loans is assessed by the debt service coverage ratio (“DSC”) and loan to value ratio (‘LTV”). The following table shows the recorded gross investment of the Company’s mortgage loans aggregated by LTV and DSC as of December 31, 2022 and 2021:

	2022
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$4,170	$—	$—	$4,170
60%-69.99%	—	—	10,471	10,471
70%-79.99%	—	—	—	—
80% or greater	—	—	—	—

Total	$4,170	$—	$10,471	$14,641

	2021
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$2,861	$8,948	$—	$11,809
60%-69.99%	12,685	10,587	—	23,272
70%-79.99%	—	—	—	—
80% or greater	—	—	—	—

Total	$15,546	$19,535	$—	$35,081

5.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, and mortgages, which relate to changes in levels of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from sales of all other investments are reported, net of tax, in the Company’s Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments carried at fair value are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

	Years Ended December 31,
(In Thousands)	2022	2021	2020
Realized Gains (Losses):
Bonds	$(6,491)	$2,033	$4,702
Preferred Stocks	43	—	—
Mortgage Loans on Real Estate	52	(33)	—
Other Invested Assets	276	—	—

Gross Realized (Losses) Gains	(6,120)	2,000	4,702
Capital Gains Tax (Benefit) Expense	(2,542)	917	987

Net Realized (Losses) Gains	(3,578)	1,083	3,715
Losses (Gains) Transferred to IMR (Net of Taxes)	4,763	(1,109)	(4,003)

Total	$1,185	$(26)	$(288)

Proceeds from sales and maturities of investments in bonds and preferred stock during 2022, 2021 and 2020 were $258.8 million, $456.5 million and $206.5 million, respectively, including non-cash transactions of $3.0 million, $38.1 million and $5.2 million, respectively. Gross gains during 2022, 2021 and 2020 were $2.3 million, $7.7 million and $6.7 million, respectively, and gross losses were $8.4 million, $3.4 million and $1.3 million, respectively.

Unrealized gains and losses and related deferred capital gains tax are as follows:

	Years Ended December 31,
(In Thousands)	2022	2021	2020
Changes in Net Unrealized Capital Gains (Losses)
Bonds	$(224)	$1	$—
Preferred Stocks	(946)	55	—
Common Stocks	—	—	(1)
Other invested assets	(2,093)	1,530	—

Subtotal	(3,263)	1,586	(1)
Deferred Capital Gains Tax	(685)	333	—

Total	$(2,578)	$1,253	$(1)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

6.	NET INVESTMENT INCOME

Major categories of net investment income for the years ended December 31, 2022, 2021, and 2020, respectively, are summarized as follows:

	Years Ended December 31,
(In Thousands)	2022	2021	2020
Bonds	$41,081	$45,183	$42,136
Preferred Stocks	422	449	1,138
Common Stocks (unaffiliated)	—	—	132
Mortgage Loans on Real Estate	1,538	2,260	2,686
Contract Loans	257	260	263
Cash, Cash Equivalents and Short-term Investments	412	18	229
Other Investment Income	2,182	1,041	515

Gross Investment Income	45,892	49,211	47,099
Investment Expenses	(2,523)	(2,887)	(3,021)

Net Investment Income	$43,369	$46,324	$44,078

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of income is uncertain. The Company did not exclude any investment income due and accrued from surplus for the years ended December 31, 2022, 2021 and 2020.

7.	REINSURANCE

The Company participates in reinsurance with other insurance companies under a yearly renewable term or coinsurance basis to limit the loss exposure on certain risks associated with its products. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.The Company had no uncollectible reinsurance balances written off and no commutation of ceded reinsurance during the years ended December 31, 2022, 2021, and 2020, respectively.

Under one reinsurance agreement, certain of the Company’s universal life insurance policies were reinsured on a coinsurance and funds held coinsurance basis. The Company had liabilities for the funds held under this treaty of $160.4 million and $160.0 million at December 31, 2022 and 2021, respectively. Pursuant to another reinsurance agreement, the Company ceded 100% of the liabilities under its group insurance policies on an indemnity coinsurance basis.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2022	2021	2020
Premiums and Annuity Considerations:
Direct	$23,684	$30,527	$30,752
Ceded	(15,458)	(18,451)	(17,501)

Net Premiums and Annuity Considerations	$8,226	$12,076	$13,251

Insurance and Other Individual Policy Benefits and Claims:
Direct	$65,548	$60,282	$62,221
Ceded	(22,257)	(19,218)	(16,443)

Net Policy Benefits and Claims	$43,291	$41,064	$45,778

8.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2022 and 2021, the Company had $1,213.0 million and $1,237.8 million, respectively, of insurance in force for which gross premiums were less than the net premiums according to the standard of valuation required by the State of New York. Reserves to cover the above insurance as of December 31, 2022 and 2021 totaled $43.9 million and $46.5 million, respectively.

The Tabular Interest, Tabular Less Actual Reserves Released, and the Tabular Cost have all been determined by formula, as described in the NAIC instructions. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2022 and 2021 were the changes in additional reserves held due to the variable annuity Regulation 213 (“Reg 213”) extra reserves and asset adequacy analysis testing. Direct VA Reg 213 extra reserves and asset adequacy reserves in the General Account were $134.4 million and $102.7 million at December 31, 2022 and 2021. Net VA Reg 213 and asset adequacy reserves were $97.4 million and $62.7 million at December 31, 2022 and 2021. Asset adequacy reserves in the non-insulated Separate Accounts were $15.0 million and $21.0 million at December 31, 2022 and 2021.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The details for other changes in reserves for the years ended December 31, 2022, 2021 and 2020 are as follows:

(In Thousands)	2022	2021	2020
Other changes in reserves
Reg. 213 & Asset/Liability Analysis	$7,773	$(12,958)	$(25,787)
Asset/Liability Analysis	$27,000	(7,000)	$—

Total - increase	$34,773	$(19,958)	$(25,787)

9.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

INDIVIDUAL ANNUITIES	December 31, 2022
(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2022	% of Total
(1) Subject to Discretionary Withdrawal:
a. With Market Value Adjustment	$—	$244,526	$—	$244,526	21.4%
b. At Book Value Less Current Surrender Charge of 5% or More	427	—	—	427	—%
c. At Fair Value	—	—	505,074	505,074	44.2%

d. Total With Adjustment or at Market Value	$427	$244,526	$505,074	$750,027	65.6%
e. At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	357,621	—	—	357,621	31.3%
(2) Not Subject to Discretionary Withdrawal	32,193	—	2,894	35,087	3.1%

(3) Total (Gross: Direct and Assumed)	390,241	244,526	507,968	1,142,735	100.0%
(4) Reinsurance Ceded	—	—	—	—

(5) Total (Net)	$390,241	$244,526	$507,968	$1,142,735
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$285	$—	$—	$285

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

DEPOSIT-TYPE CONTRACTS	December 31, 2022
(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2022	% of Total
(1) Subject to Discretionary Withdrawal:
a. With Market Value Adjustment	$—	$—	$—	$—	—%
b. At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c. At Fair Value	—	—	403	403	2.1%

d. Total With Adjustment or at Market Value	—	—	403	403	2.1%
e. At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	—	—	—	—	—%
(2) Not Subject to Discretionary Withdrawal	19,024	—	—	19,024	97.9%

(3) Total (Gross: Direct and Assumed)	19,024	—	403	19,427	100.0%
(4) Reinsurance Ceded	—	—	—	—

(5) Total (Net)	$19,024	$—	$403	$19,427
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2022:

(In Thousands)	December 31, 2022
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$358,048
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	32,193
Exhibit 7, Deposit-Type Contracts	19,024

Subtotal General Account	$409,265
Separate Accounts Annual Statement:
Exhibit 3, Annuities Section, Total (net)	$749,600
Exhibit 3, Supplementary Contracts with Life Contingencies Section, Total (net)	2,894
Other contract deposit funds	403

Subtotal Separate Account	$752,897

Combined Total	$1,162,162

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

INDIVIDUAL ANNUITIES	December 31, 2021
(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
(1) Subject to Discretionary Withdrawal:
a. With Market Value Adjustment	$—	$270,061	$—	$270,061	19.8%
b. At Book Value Less Current Surrender Charge of 5% or More	2,798	—	—	2,798	0.2%
c. At Fair Value	—	—	669,689	669,689	49.1%

d. Total With Adjustment or at Market Value	2,798	270,061	669,689	942,548	69.1%
e. At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	385,650	—	—	385,650	28.3%
(2) Not Subject to Discretionary Withdrawal	31,895	—	3,888	35,783	2.6%

(3) Total (Gross: Direct and Assumed)	420,343	270,061	673,577	1,363,981	100.0%
(4) Reinsurance Ceded	—	—	—	—

(5) Total (Net)	$420,343	$270,061	$673,577	$1,363,981

(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$235	$—	$—	$235

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

DEPOSIT-TYPE CONTRACTS	December 31, 2021
(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
(1) Subject to Discretionary Withdrawal:
a. With Market Value Adjustment	$—	$—	$—	$—	—%
b. At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c. At Fair Value	—	—	596	596	3.0%

d. Total With Adjustment or at Market Value	—	—	596	596	3.0%
e. At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	—	—	—	—	—%
(2) Not Subject to Discretionary Withdrawal	19,295	—	—	19,295	97.0%

(3) Total (Gross: Direct and Assumed)	19,295	—	596	19,891	100.0%
(4) Reinsurance Ceded	—	—	—	—

(5) Total (Net)	$19,295	$—	$596	$19,891

(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)	December 31, 2021
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$388,448
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	31,895
Exhibit 7, Deposit-Type Contracts	19,295

Subtotal General Account	$439,638
Separate Accounts Annual Statement:
Exhibit 3, Annuities Section, Total (net)	$939,750
Exhibit 3, Supplementary Contracts with Life Contingencies Section, Total (net)	3,888
Other contract deposit funds	596

Subtotal Separate Account	$944,234

Combined Total	$1,383,872

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

10.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products and Separate Account non-guaranteed products were as follows at December 31, 2022:

(In Thousands)	December 31, 2022
General Account	Account Value	Cash Value	Reserve

(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	168,408	160,049	597,328
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	1,949	1,943	2,058
j. Miscellaneous Reserves	1,024	1,024	1,199
(2) Not subject to discretionary withdrawal or not cash values
a. Term Policies with Cash Value	XXX	XXX	1
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	2,421
e. Miscellaneous Reserves	XXX	XXX	81,006
Total (gross: direct + assumed)	171,381	163,016	684,013

Reinsurance Ceded	168,408	160,049	681,237

Total	$2,973	$2,967	$2,776

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(In Thousands)	December 31, 2022
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve

(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	5,536	5,536	5,496
j. Miscellaneous Reserves	—	—	—
(2) Not subject to discretionary withdrawal or not cash values
a. Term Policies with Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
Total (gross: direct + assumed)	5,536	5,536	5,496

Reinsurance Ceded	—	—	—

Total	$5,536	$5,536	$5,496

The Company had no life Separate Account products with guarantees at December 31, 2022.

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2022:

(In Thousands)	December 31, 2022

Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$2,712
Exhibit 5, Miscellaneous Reserves Section, Total (net)	64

Subtotal General Account	$2,776

Separate Accounts Annual Statement:
Exhibit 3, Life Insurance Section, Total (net)	$5,496

Subtotal Separate Account	$5,496

Combined Total	$8,273

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products and Separate Account non-guaranteed products were as follows at December 31, 2021:

(In Thousands)	December 31, 2021
General Account	Account Value	Cash Value	Reserve

(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life
c. Universal Life with Secondary Guarantees	170,022	159,453	578,244
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	1,872	1,868	1,973
j. Miscellaneous Reserves	1,041	1,041	1,225
(2) Not subject to discretionary withdrawal or not cash values
a. Term Policies with Cash Value	XXX	XXX	1
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	2,707
e. Miscellaneous Reserves	XXX	XXX	86,595
Total (gross: direct + assumed)	172,935	162,362	670,745

Reinsurance Ceded	170,022	159,453	668,033

Total	$2,913	$2,909	$2,712

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(In Thousands)	December 31, 2021
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve

(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	7,017	7,017	6,971
j. Miscellaneous Reserves	—	—	—
(2) Not subject to discretionary withdrawal or not cash values
a. Term Policies with Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
Total (gross: direct + assumed)	7,017	7,017	6,971

Reinsurance Ceded	—	—	—

Total	$7,017	$7,017	$6,971

The Company had no life Separate Account products with guarantees at December 31, 2021.

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)	December 31, 2021
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$2,632
Exhibit 5, Miscellaneous Reserves Section, Total (net)	80

Subtotal General Account	$2,712
Separate Accounts Annual Statement:
Exhibit 3, Life Insurance Section, Total (net)	$6,971

Subtotal Separate Account	$6,971

Combined Total	$9,683

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

11.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life insurance and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for life contracts” in the Company’s Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statutory Statement of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Delaware Life (N.Y.) Variable Life

•	Delaware Life (N.Y.) Variable Annuity

•	Delaware Life (N.Y.) Market Value Adjusted Annuity

The Company has variable Separate Account assets that are legally insulated from the Company’s General Account, as well as non-insulated Separate Account assets that are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 4240 of the New York Insurance Laws.

The Company maintained Separate Account assets totaling $781.3 million and $1,028.4 million as of December 31, 2022 and 2021, respectively.    As of December 31, 2022 and 2021, the Company’s Separate Account statements included legally insulated assets of $519.7 million and $688.8 million, respectively.

The assets legally insulated and not legally insulated from the General Account as of December 31, 2022 were attributable to the following products:

(In Thousands)	December 31, 2022
Products	Legally Insulated Assets	Not-Legally Insulated Assets	Total

Delaware Life (N.Y.) Variable Life	$5,536	$—	$5,536
Delaware Life (N.Y.) Variable Annuity	514,169	—	514,169
Delaware Life (N.Y.) Market Value Adjusted Annuity	—	261,622	261,622

Total	$519,705	$261,622	$781,327

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(In Thousands)	December 31, 2021
Products	Legally Insulated Assets	Not-Legally Insulated Assets	Total
Delaware Life (N.Y.) Variable Life	$7,017	$—	$7,017
Delaware Life (N.Y.) Variable Annuity	681,771	—	681,771
Delaware Life (N.Y.) Market Value Adjusted Annuity	—	339,584	339,584

Total	$688,788	$339,584	$1,028,372

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of “Net transfers from Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $5.6 million, $5.8 million, and $6.1 million were received by the General Account from the Separate Accounts during the years ended December 31, 2022, 2021 and 2020, respectively.

The Company’s General Account paid expenses for Separate Account guarantees of $488 thousand, $430 thousand and $207 thousand for each of the years ended December 31, 2022, 2021 and 2020 respectively.

The Company does not engage in securities lending transactions within its Separate Accounts.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

An analysis of the Separate Account reserves as of December 31, 2022 is as follows:

	December 31, 2022
(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Non-guaranteed Separate Accounts	Total
2022 Premiums, Considerations or Deposits	$2,130	$4,188	$6,318
Reserves at December 31, 2022
For Accounts With Assets at:
Fair Value	259,526	513,868	773,394
Amortized Cost	—	—	—

Total Reserves	$259,526	$513,868	$773,394

By Withdrawal Characteristics:
With Market Value Adjustment	$259,526	$—	$259,526
At Fair Value	—	510,974	510,974

Subtotal	259,526	510,974	770,500
Not Subject to Discretionary Withdrawal	—	2,894	2,894

Total	$259,526	$513,868	$773,394

An analysis of the Separate Account reserves as of December 31, 2021 is as follows:

	December 31, 2021
(In Thousands)	Nonindexed Guarantee Less Than/ Equal to 4%	Non-guaranteed Separate Accounts	Total
2021 Premiums, Considerations or Deposits	$2,963	$6,181	$9,144
Reserves at December 31, 2021
For Accounts With Assets at:
Fair Value	291,061	681,144	972,205
Amortized Cost	—	—	—

Total Reserves	$291,061	$681,144	$972,205

By Withdrawal Characteristics:
With Market Value Adjustment	$291,061	$—	$291,061
At Fair Value	—	677,256	677,256

Subtotal	291,061	677,256	968,317
Not Subject to Discretionary Withdrawal	—	3,888	3,888

Total	$291,061	$681,144	$972,205

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Below is the reconciliation of “Net transfers from Separate Accounts net of reinsurance” in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2022	2021	2020
Transfers to Separate Accounts	$6,318	$9,143	$9,987
Transfers from Separate Accounts	(48,714)	(112,496)	(126,577)

Net Transfers from Separate Accounts	(42,396)	(103,353)	(116,590)

Transfers from Separate Accounts net of reinsurance in the Statement of Operations	$(42,396)	$(103,353)	$(116,590)

12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and therefore, represents an exit price. Fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flow. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non-investment type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value (“SSAP No. 100R”). The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair hierarchy are as follows:

Level 1: Fair value is based on unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2: Fair value is based on quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3: Fair value is based on valuations derived from techniques in which one or more significant inputs are unobservable (supported by little or no market activity). Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time, there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Transfers in or out of any level are measured as of the beginning of the period. Pursuant to SSAP No. 100R, the Company is permitted to utilize net asset value (“NAV”) as a practical expedient to fair value for certain investments that qualify for such treatment. Investments reported at NAV are separately identified in the table below.

Valuation of Financial Instruments Held at Fair Value by Fair Value Hierarchy Levels

The following tables present the Company’s assets and liabilities measured at fair value in the Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2022 and 2021:

(In Thousands)	December 31, 2022
Description	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Preferred Stock - Unaffiliated Industrial and Miscellaneous	$—	$4,109	$—	$—	$4,109
Bonds - Unaffiliated
Hybrid securities	—	775	—	—	775
Other Invested Assets	—	553	—	—	553
Separate Accounts Assets (a) (b)	513,021	247,615	8,663	8,891	778,190

Total Assets at Fair Value	$513,021	$253,052	$8,663	$8,891	$783,627

(In Thousands)	December 31, 2021
Description	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Other Invested Assets	$—	$2,734	$5,124	$—	$7,858
Separate Accounts Assets (a) (b)	704,017	291,275	20,927	9,983	1,026,202

Total Assets at Fair Value	$704,017	$294,009	$26,051	$9,983	$1,034,060

(a)

Separate Account assets include invested assets carried at fair value, but exclude approximately $3.1 million and $2.2 million of investment income and receivables due at December 31, 2022 and 2021, respectively, which are included in Separate Account Assets in the Statutory Statement of Admitted Assets, Liabilities, and Capital Stock and Surplus.

(b)

Includes assets with a fair value of $8.9 million and $10.0 million at December 31, 2022 and 2021, respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2022 and 2021, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between levels 1 and 2 during the years ended December 31, 2022 and 2021.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The following tables summarize the changes in fair value of Level 3 financial instruments measured at fair value in the Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus for the years ended December 31, 2022 and 2021:

(In Thousands)
2022	Beginning Balance	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Sales	Settlements	Ending Balance
Assets
Bonds - Unaffiliated Industrial and Miscellaneous	$—	$51	$—	$—	$—	$—	$(51)	$—	$—
Other Invested Assets	5,124	—	(2,303)	301	(929)	141	(2,334)	—	—
Separate Accounts Assets	20,927	3,557	(7,517)	(675)	(1,973)	696	(799)	(5,553)	8,663

Total Assets	$26,051	$3,608	$(9,820)	$(374)	$(2,902)	$837	$(3,184)	$(5,553)	$8,663

(In Thousands)
2021	Beginning Balance	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Sales	Settlements	Ending Balance
Assets
Other Invested Assets	$4,340	$—	$—	$—	$784	$—	$(5,124)	$—	$—
Separate Accounts Assets	13,398	5,283	(265)	(342)	578	4,235	(230)	(1,730)	20,927

Total Assets	$17,738	$5,283	$(265)	$(342)	$1,362	$9,359	$(5,354)	$(1,730)	$26,051

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or liabilities or changes in NAIC designations.

At the beginning of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between levels.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Quantitative Information about Level 3 Fair Value Measurements

The following tables provide quantitative information about the significant unobservable inputs used for recurring assets measured at fair value in the Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus categorized within Level 3 for the years ended December 31, 2022 and 2021:

(In Thousands)
2022	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Assets:
Separate Accounts Assets	Matrix Pricing	Spreads	$8,246	39-99	74
	Market Pricing	Spreads	417	84-96	91

Total Assets			$8,663

(In Thousands)
2021	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Assets:
Other Invested Assets	Matrix Pricing	Spreads	$5,124	1	1
Separate Accounts Assets	Matrix Pricing	Spreads	3,752	53-105	98
	Market Pricing	Quoted Prices	12,637	36-146	100

Total Assets			$21,513

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

For financial instruments, the carrying value and fair value or NAV, including level within the fair value hierarchy, at December 31, 2022 and 2021 are as follows:

(In Thousands)	2022
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$25,074	$25,074	$25,074	$—	$—	$—	$—
Bonds	645,835	759,128	—	600,072	45,763	—	—
Preferred Stocks	5,631	6,109	—	5,631	—	—	—
Mortgage Loans on Real Estate, Net of Allowance	13,660	14,537	—	13,660	—	—	—
Contract Loans	6,165	6,538	—	—	6,165	—	—
Other Invested Assets	19,069	24,477	—	16,052	3,017	—	—
Separate Account Assets	778,190	778,190	513,021	247,615	8,663	8,891	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(17,552)	(19,024)	—	—	(17,552)	—	—
Separate Account Liabilities	(403)	(403)	—	—	(403)	—	—

(In Thousands)	2021
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$44,073	$44,073	$44,073	$—	$—	$—	$—
Bonds	1,038,134	963,960	20,722	945,787	71,625	—	—
Preferred Stocks	8,972	8,547	—	8,972	—	—	—
Mortgage Loans on Real Estate, Net of Allowance	33,823	34,977	—	—	33,823	—	—
Contract Loans	7,589	6,206	—	—	7,589	—	—
Other Invested Assets	30,685	29,777	—	25,356	5,124	205	—
Separate Account Assets	1,026,202	1,026,202	704,017	291,275	20,927	9,983	—
Contract Holder Deposit Funds and Other Policyholder Liabilities	(20,112)	(19,295)	—	—	(20,112)	—	—
Separate Account Liabilities	(596)	(596)	—	—	(596)	—	—

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments—The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows, and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Preferred stocks—The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price securities for which a quoted market price is not available.

Mortgage loans on real estate—The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Contract loans—The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets—Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. The fair value of surplus debenture uses third-party pricing services.

Separate Accounts—The estimated fair value of Separate Account assets and liabilities is determined with the same methodology described in Note 11. The difference between Separate Account assets and liabilities reflected above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital Stock and Surplus represents amounts that are considered non-financial instruments.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Contract holder deposit funds - The fair value of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

13.	FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that the DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2022 and 2021.

The Inflation Reduction Act (“IRA”) was enacted on August 16, 2022 and included a new corporate alternative minimum tax (“CAMT”). The IRA and CAMT are effective for tax years beginning after 2022. The Company has not determined as of December 31, 2022 if it will be subject to the CAMT in 2023. The Company’s 2022 financial statements do not include the estimated impact of the CAMT because a reasonable estimate cannot be made.

The components of the Company’s DTAs and DTLs as of December 31, 2022 and 2021 were as follows:

(In Thousands)	December 31, 2022			December 31, 2021			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$26,766	$2,053	$28,819	$21,388	$3,132	$24,520	$5,378	$(1,079)	$4,299
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	26,766	2,053	28,819	21,388	3,132	24,520	5,378	(1,079)	4,299
Deferred Tax Assets Nonadmitted	4,024	277	4,301	—	—	—	4,024	277	4,301

Subtotal Net Admitted Deferred Tax Assets	22,742	1,776	24,518	21,388	3,132	24,520	1,354	(1,356)	(2)
Deferred Tax Liabilities	2,550	—	2,550	2,747	12	2,759	(197)	(12)	(209)

Net Admitted Deferred Tax Assets /(Net Deferred Tax Liabilities)	$20,192	$1,776	$21,968	$18,641	$3,120	$21,761	$1,551	$(1,344)	$207

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2022			December 31, 2021			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$1,203	$1,203	$—	$1,771	$1,771	$—	$(568)	$(568)
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From (a) above) After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below)	20,192	573	20,765	18,641	1,361	20,002	1,551	(788)	763
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	21,205	602	21,807	18,641	1,361	20,002	2,564	(759)	1,805
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	20,764	XXX	XXX	63,343	XXX	XXX	(42,579)
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From (a) and (b) above) Offset by Gross Deferred Tax Liabilities.	2,550	—	2,550	2,747	—	2,747	(197)	—	(197)

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total ((a) + (b) + (c))	$22,742	$1,776	$24,518	$21,388	$3,132	$24,520	$1,354	$(1,356)	$(2)

	2022	2021
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1202%	3349%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$138,429	$422,286

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The following table provides the impact of tax-planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation:

	December 31, 2022		December 31, 2021		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross DTAs and Net Admitted DTAs, by Tax Character as a Percentage
Adjusted Gross DTAs	$26,766	$2,053	$21,388	$3,132	$5,378	$(1,079)
Percentage of Adjusted Gross DTAs by Tax Character Attributable to the Impact of Tax Planning Strategies	—%	—%	—%	—%	—%	—%
Net Admitted Adjusted Gross DTAs	$22,742	$1,776	$21,388	$3,132	$1,354	$(1,356)
Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Because of the Impact of Tax Planning Strategies	56.75%	—%	56.30%	—%	0.45%	—%

The Company’s tax planning strategies include the use of reinsurance.

The Company has no temporary differences for which a DTL has not been established.

The following tables provide the significant components of the Company’s income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2022	December 31, 2021	December 31, 2020
Current Income Tax
Federal Income Tax Expense on Operations	$(4,139)	$8,081	$9,089
Federal Income Tax Expense on Net Capital Gains	(2,542)	917	987

Current Income Tax Expense	$(6,681)	$8,998	$10,076

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The significant components of DTAs and DTLs as of December 31, 2022 and 2021 were as follows:

(In Thousands)	December 31, 2022	December 31, 2021	Change
Deferred Tax Assets:
Ordinary:
Policyholder Reserves	$24,684	$19,563	$5,121
Deferred Acquisition Costs	1,810	1,394	416
Other	272	431	(159)

Subtotal	$26,766	$21,388	$5,378
Nonadmitted	4,024	—	4,024

Admitted Ordinary Deferred Tax Assets	$22,742	$21,388	$1,354

Capital:
Investments	$2,053	$3,132	$(1,079)

Subtotal	$2,053	$3,132	$(1,079)
Nonadmitted	277	—	277

Admitted Capital Deferred Tax Assets	1,776	3,132	(1,356)

Admitted Deferred Tax Assets	$24,518	$24,520	$(2)

Deferred Tax Liabilities:
Ordinary:
Investments	$1,949	$1,948	$1
Policyholder Reserves	595	792	(197)
Deferred and Uncollected Premiums	7	7	—

Subtotal	$2,551	$2,747	$(196)
Capital:
Other	$—	$12	$(12)

Subtotal	—	12	(12)

Deferred Tax Liabilities:	$2,551	$2,759	$(208)

Net Admitted Deferred Tax Assets / (Deferred Tax Liabilities)	$21,967	$21,761	$206

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The change in net deferred income taxes is comprised of the following:

(In Thousands)
Description	December 31, 2022	December 31, 2021	Change
Total Deferred Tax Assets	$28,819	$24,520	$4,299
Total Deferred Tax Liabilities	2,551	2,759	(208)

Net Deferred Tax Assets	$26,268	$21,761	$4,507
Tax Effect of Unrealized Gains/Losses			685

Change in Net Deferred Income Tax			$3,822

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before federal income taxes. The significant items causing this difference at December 31, 2022, 2021 and 2020 were as follows:

(In Thousands)	December 31, 2022			December 31, 2021			December 31, 2020
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate
Net Income Before Taxes	$(49,373)	$(10,368)	21.0%	$64,107	$13,462	21.0%	$72,023	$15,124	21.0%
Investment Related	(297)	(62)	0.1%	(3,204)	(673)	(1.0)%	(1,438)	(302)	(0.4)%
Tax Credits	(299)	(63)	0.1%	(2,154)	(452)	(0.7)%	—	—	0.0%
Change in Nonadmitted Assets	(46)	(10)	0.0%	(3)	(1)	0.0%	(3)	(1)	0.0%
Miscellaneous	2	—	0.0%	1	—	0.0%	—	(159)	(0.2)%

Total Statutory Income Taxes		$(10,503)	21.2%		$12,336	19.3%		$14,662	20.4%

Federal and Foreign Income Taxes Incurred		$(6,681)	13.5%		$8,998	14.1%		$10,076	14.0%
Change in Net Deferred Income Taxes		(3,822)	7.7%		3,338	5.2%		4,586	6.4%

Total Statutory Income Taxes		$(10,503)	21.2%		$12,336	19.3%		$14,662	20.4%

At December 31, 2022 and 2021, the Company had no net operating loss, capital loss, or foreign tax credit carryforwards.

At December 31, 2022, the following were capital gain income tax expenses incurred that will be available for recoupment in the event of future net capital losses (gains):

(In Thousands)
Year	Amount
2022	$—
2021	$1,485
2020	$—

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Tax years prior to 2019 are closed to examination and audit adjustments under the applicable statute of limitations. The Company is currently not under examination by the Internal Revenue Service. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2022 and 2021.

As of December 31, 2022, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2022 and 2021. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2022, 2021 and 2020. The Company has not accrued any penalties related to UTBs.

The Company is part of an affiliated group of companies that will file a consolidated federal income tax return for 2022.

The following companies are included in the consolidated return filing:

•	Group 1001, Inc.

•	Group 1001 Insurance Holdings, LLC

•	Group 1001 Services, Inc.

•	Delaware Life (Bermuda) Holdings, Inc.

•	Delaware Life Insurance Company

•	Delaware Life Insurance Company of New York

•	DL Reinsurance Company

•	Clarendon Insurance Agency, Inc.

•	Clear Spring Health Insurance Company

•	Delaware Life Reinsurance (U.S.) Corp.

•	Clear Spring Health (CO), Inc.

•	Clear Spring Health (GA), Inc.

•	Clear Spring Health (SC), Inc.

•	Clear Spring Health Community Care, Inc.

•	Clear Spring Health (VA), Inc.

•	Clear Spring Health of Illinois, Inc.

•	Clear Spring Health Holdings, LLC

•	Clear Spring Health Management Services, LLC

•	Lackawanna Casualty Company

•	Lackawanna American Insurance Company

•	Lackawanna National Insurance Company

•	Clear Spring PC Acquisition Corp.

•	Clear Spring PC Holdings, LLC

•	Clear Spring Property and Casualty Company

A written tax allocation agreement has been approved by the state of domicile of each participating insurance company or health maintenance organization. Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the Company.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

14.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

As of December 31, 2022 and 2021, the Company had 6,001 shares issued, authorized and outstanding with a par value of $350 per share.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The New York Insurance Law permits a domestic stock life insurer to distribute dividends out of earned surplus without prior notice to the Department when the aggregate amount of such dividends in a calendar year does not exceed the greater of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations, excluding realized capital gains, and not to exceed 30% of its surplus to policyholders, so long as the net gain from operations excluding realized capital gains for the immediately preceding year is not negative. Alternatively, a domestic stock life insurance company may distribute dividends without prior notice to the Department when the total amount of such dividends does not exceed the lesser of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations of the immediately preceding year, not including realized capital gains. The Department may limit or disallow a distribution of dividends if an insurer’s surplus to policyholders is not reasonable in relation to the Company’s outstanding liabilities or if the Company is financially distressed.

On November 15, 2022, the Department approved a $200.0 million extraordinary cash dividend to DLIC which was paid by the Company in December 2022. Additionally, in May 2022, the Company paid a $54.0 million ordinary cash dividend to DLIC, and, in October 2021, the Company paid a $58.2 million ordinary dividend to DLIC. No dividends were paid in 2020.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $(0.1) million and $3.2 million at December 31, 2022 and 2021.

Risk-Based Capital

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2022 and 2021.

In addition, the Company was required to maintain its Total Adjusted Capital in an amount not less than 450% of Authorized Control Level RBC (“ACL RBC”) within the meaning of New York Insurance Law §1322 for a period of seven years following its change of control on August 2, 2013. If the Company’s ACL RBC fell below this minimum, additional contributions of capital would be required to be made such that the Company’s ACL RBC level is restored to a minimum ratio of 450%. In connection with the 2013 change of control, a trust account was established to ensure a source of funds for any such required capital contributions. The Company’s ACL RBC ratio exceeded 450% as of December 31, 2020, the last year during which this undertaking was in effect.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

15.	COMMITMENTS AND CONTINGENT LIABILITIES

Lease Commitments

The Company leases space for a New York office that had an initial expiration date of January 31, 2021 but was amended in September 2020 and February 2022 to extend the term. The base rent for the first six months of the extension period from August to December 2022 was abated. Rental expenses under this lease for 2022, 2021 and 2020 was $0.5 million, $0.8 and $0.8 million, respectively. A portion of the expense in 2021 was reimbursed by an affiliate using part of the space.

At December 31, 2022, the minimum aggregate lease commitments, for the next five years and thereafter, are as follows:

(In Thousands)
Year Ending December 31,	Operating Leases
2023	$734.2
2024	734.2
2025	734.2
2026	734.2
2027	734.2
Thereafter	1,218.5

Aggregate Total All Future Years	$4,889.6

Guaranty Fund Assessments

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by the state insurance guaranty association for certain obligations of insolvent insurance companies to policyholders and claimants. The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $1.0 million for guaranty fund assessments as of December 31, 2022 and 2021. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2022 and 2021, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES	TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Litigation and Other Matters

The Company is involved in various lawsuits in the normal course of business. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

16.	SUBSEQUENT EVENTS

The Company has evaluated events or transactions that occurred from January 1, 2023 to April 26, 2023, the date these financial statements were available to be issued. There have been no Type I or Type II events or transactions that occurred subsequent to December 31, 2022 having a material effect on the financial statements.

Information Security Incident

Beginning on February 9, 2023, the Company was alerted to the existence of sophisticated ransomware on its information technology infrastructure. The Company immediately launched an investigation to determine the full scope of this information security incident, and a team of third-party forensic experts was engaged to assist in the investigation, which is ongoing. The Company may be subject to subsequent investigations, fines, and/or penalties, as well as other legal claims and actions related to this incident. While the likelihood of one or more of these outcomes is reasonably possible, the amount of such fines, penalties, or other costs, if any, cannot be reasonably estimated at this time. Based on the information currently known, the Company does not believe that this incident will have a material impact on its business, results of operations, or financial condition. The Company continues to investigate and assess the incident, including costs, expenses, and insurance coverage.